UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary proxy statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.

CB Financial Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:_________________________

(2)	Aggregate number of securities to which transaction applies:_________________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_________________________

(4)	Proposed maximum aggregate value of transaction:_________________________

(5)	Total fee paid:_________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:_________________________

(2)	Form, Schedule or Registration Statement No.:_________________________

(3)	Filing Party:_________________________

(4)	Date Filed:_________________________

Post Office Box 8189 (Zip 27893)
3710 Nash Street North
Wilson, North Carolina 27896-1120
(252) 243-5588

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 29, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of the Stockholders (the “Meeting”) of CB Financial Corporation (the “Company”) will be held on May 29, 2008 at 10:00 a.m., Eastern Time, at Something Different, 3342 Airport Boulevard, Wilson, North Carolina 27896.

The Meeting is for the purpose of considering and voting upon the following matters:

1.	Election of three persons who will serve as directors of the Company until the 2011 Meeting of Stockholders or until their successors are duly elected and qualify;

2.	Ratification of the appointment of Elliott Davis, LLC as the independent auditor for the Company for the fiscal year ending December 31, 2008; and

3.	To transact any other business as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Meeting.

You can vote at the Meeting if you owned the Company’s common stock on April 11, 2008, the record date. In the event there are not sufficient shares present in person or by proxy to constitute a quorum, the Meeting may be adjourned in order to permit the Company to solicit additional proxies.

By Order of the Board of Directors

/s/ David W. Woodard
David W. Woodard Secretary

Wilson, North Carolina
May 2, 2008

You may vote your shares in person at the Annual Meeting, electronically or by mail. A form of proxy is enclosed to enable you to vote your shares by mail. Instructions for electronic voting via the Internet are also included with this Proxy Statement. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

PROXY STATEMENT

PROXY STATEMENT
2008 ANNUAL MEETING OF STOCKHOLDERS
May 29, 2008

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

This Proxy Statement is being furnished to stockholders of CB Financial Corporation (the “Company”) in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be used at the 2008 Annual Meeting of Stockholders (the “Meeting”) to be held on May 29, 2008 at 10:00 a.m., Eastern Time, at Something Different, 3342 Airport Boulevard, Wilson, North Carolina 27896, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 2, 2008.

The Company’s principal executive offices are located at 3710 Nash Street North, Wilson, North Carolina 27896-1120. The telephone number is (252) 243-5588.

Other than the matters listed on the attached Notice of Annual Meeting, the Board knows of no matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares represented thereby in accordance with their best judgment on any other business that may properly come before the Meeting or any adjournments thereof.

Revocability of Proxy

A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company an executed proxy bearing a later date or by attending the Meeting and voting in person. “Street name” stockholders who wish to vote in person at the Meeting will need to obtain a proxy form from the institution that holds their shares.

Solicitation

The cost of solicitation of proxies on behalf of the Board will be paid by the Company. The Company reserves the right to engage a proxy solicitor to help solicit proxies for the Meeting. In addition to the use of the mail, proxies may be solicited personally or by telephone by directors, officers, and regular employees of the Company and its wholly-owned commercial bank subsidiary, Cornerstone Bank (the “Bank”), without additional compensation for doing so. However, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries upon request for their reasonable expenses related to mailing proxy materials to beneficial owners.

2

Voting Securities

Regardless of the number of shares of common stock owned, it is important that stockholders be present in person or represented by proxy at the Meeting. Stockholders are requested to vote electronically or by completing the enclosed form of proxy and returning it signed and dated in the enclosed postage-paid envelope. If a proxy is properly completed and returned, and not revoked, it will be voted in accordance with the instructions given. If a proxy is returned with no instructions given, the proxy will be voted as follows:

•	FOR each of the three nominees for election to the Board named in this Proxy Statement; and

•	FOR the ratification of Elliott Davis, LLC as the Company’s independent auditor for the fiscal year ending December 31, 2008.

If instructions are given with respect to one but not both proposals, the proxy holders will follow the instructions given and will vote FOR the proposal on which no instructions are given. If matters not described in this Proxy Statement are presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares. We are not now aware of any other matters to be presented except those described in the Proxy Statement. If the Meeting is adjourned, your common stock may be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions.

Stockholders Entitled to Vote at the Meeting

The close of business on April 11, 2008 has been fixed by the Board as the record date ("Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 803,088 shares of common stock. Each share of common stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Meeting.

Quorum

The presence, in person or by proxy, of the holders of at least a majority of shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum. Because many of our stockholders cannot attend the Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

Abstentions, broker non-votes and votes withheld from any director nominee will be counted for purposes of determining a quorum, but will not be counted in tabulating the votes cast on any proposal submitted to the stockholders. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Votes Required for Approval

Election of Directors. In order to be elected, a nominee need only receive a plurality of the votes cast in the election of the applicable class of directors for which he or she has been nominated. As a result, those persons nominated for election that receive the largest number of votes will be elected as directors. No stockholder has the right to vote his or her shares cumulatively in the election of directors.

Ratification of Auditor. The proposal to ratify the appointment of the Company’s independent auditor for the year ending December 31, 2008 will be approved if the votes cast in favor exceed the votes cast opposing.

Proxies should be returned to the Board, and will be tabulated by one or more inspectors of election designated by the Board.

3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that any person or group who acquires the beneficial ownership of more than 5% of the Company’s common stock notify the Securities and Exchange Commission (the “SEC”) and the Company. Following is certain information, as of the Record Date, regarding all persons or groups, as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company’s common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Norman B. Osborn (3) 1504 Canal Drive Wilson, NC 27893	65,167	7.82%
Gregory A. Turnage (4) 4637 Dewfield Drive Wilson, NC 27893	63,029	7.78%

[1]	Unless otherwise noted, all shares are owned directly of record by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

[2]	Based upon a total of 803,088 shares of common stock outstanding as of the Record Date, in addition to fully vested options granted under the Director Plan and/or Employee Plan.

[3]
Includes 6,945 shares subject to stock options which have vested or are exercisable within 60 days under the Director Plan. Also includes 23,152 shares subject to stock options which have vested or are exercisable within 60 days under the Employee Plan.

[4]
Includes 6,945 shares subject to stock options which have vested or are exercisable within 60 days under the Director Plan. Also includes 5,004 shares held in custodial accounts for Mr. Turnage’s minor children. Also includes 12,883 shares in a trust for which Mr. Turnage is a trustee. Also includes 18,691 shares Mr. Turnage holds in trust as co-executor of his father’s estate.

Set forth below is certain information as of the Record Date regarding beneficial ownership of Company common stock by each of the members of the Board of Directors of the Company (including nominees for election at the Meeting), each of the members of the Board of Directors of the Bank, each of the named executive officers of the Company and the Bank, and the directors and all executive officers of the Company and the Bank as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
John Charles Anthony, Jr. (3) 3302 Sweetbriar Place Wilson, NC 27896	14,507	1.79%
Robert E. Kirkland III (4) 2100 Hermitage Road Wilson, NC 27893	8,755	1.08%
Judy A. Muirhead (5) 2102 Chelsea Drive Wilson, NC 27896	15,294	1.89%
Norman B. Osborn (6) 1504 Canal Drive Wilson, NC 27893	65,167	7.82%
W. Coalter Paxton III (4) 1113 Lakeside Drive Wilson, NC 27896	14,971	1.85%
Gregory A. Turnage (7) 4637 Dewfield Drive Wilson, NC 27893	63,029	7.78%

4

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Rex D. Williams (8) 1305 Camille Court Raleigh, NC 27615	8,802	1.09%
S. Christopher Williford (9) 2204 Greenwich Lane Wilson, NC 27896	32,347	3.99%
David W. Woodard (10) 105 Ripley Road Wilson, NC 27893	32,875	4.06%
All directors and executive officers as a group (9 people) (11)	255,747	28.78%

[1]	Unless otherwise noted, all shares are owned directly of record by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

[2]	Based upon a total of 803,088 shares of common stock outstanding as of the Record Date, in addition to fully vested options granted under the Director Plan and/or Employee Plan.

[3]
Includes 6,945 shares subject to stock options which have vested or are exercisable within 60 days under the Director Plan. Also includes 396 shares held in a custodial account for Mr. Anthony’s minor children.

[4]	Includes 6,945 shares subject to stock options which have vested or are exercisable within 60 days under the Director Plan.

[5]	Includes 6,945 shares subject to stock options which have vested or are exercisable within 60 days under the Director Plan.

[6]
Includes 6,945 shares subject to stock options which have vested or are exercisable within 60 days under the Director Plan. Also includes 23,152 shares subject to stock options which have vested or are exercisable within 60 days under the Employee Plan.

[7]
Includes 6,945 shares subject to stock options which have vested or are exercisable within 60 days under the Director Plan. Also includes 5,004 shares held in custodial accounts for Mr. Turnage’s minor children. Also includes 12,883 shares in a trust for which Mr. Turnage is a trustee. Also includes 18,691 shares Mr. Turnage holds in trust as co-executor of his father’s estate.

[8]	Includes 6,945 shares subject to stock options which have vested or are exercisable within 60 days under the Director Plan.

[9]
Includes 6,945 shares subject to stock options which have vested or are exercisable within 60 days under the Director Plan. Also includes 3,960 shares held in a custodial account for Mr. Williford’s minor children. The number also includes 1,335 shares held by Mr. Williford’s spouse. Mr. Williford disclaims beneficial ownership of such shares.

[10]
Includes 6,945 shares subject to stock options which have vested or are exercisable within 60 days under the Director Plan. Also includes 660 shares for which Mr. Woodard shares voting and investment power with his children. The number also includes 924 shares held by Mr. Woodard’s spouse. Mr. Woodard disclaims beneficial ownership of such shares.

[11]
Based upon a total of 803,088 shares of common stock outstanding along with 85,657 shares underlying stock options which have vested or are exercisable within 60 days under the Director and Employee Plans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that during the fiscal year ended December 31, 2007, all of its executive officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

5

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Company’s Bylaws provide that the number of its directors shall not be less than five nor more than twenty-five. The exact number of directors shall be fixed by the Board prior to the annual meeting of stockholders at which such directors are to be elected. The Board has currently fixed the size of the Board at nine members.

The Company’s Articles of Incorporation and Bylaws provide that, so long as the total number of directors is nine or more, the directors shall be divided into three classes, as nearly equal as possible in number. Each director in a class is elected for a term of three years or until his or her earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified. As a result, there is one class of directors to be elected at the Meeting for a three-year term.

The Board has nominated the three persons named below for election as directors to serve for a three-year term, or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified. All nominees currently serve as directors of the Company.

The persons named in the accompanying form of proxy intend to vote any shares of Company stock represented by valid proxies received by them to elect the three nominees listed below as directors for a three-year term, unless authority to vote is withheld or any proxies are duly revoked. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect another person in his or her stead as the present Board may recommend or to reduce the number of directors to be elected at the Meeting by the number of nominees unable or unwilling to serve (subject to the requirements of the Company’s Articles of Incorporation and Bylaws). The present Board has no reason to believe that any of the named nominees will be unable to serve if elected to office.

The following table sets forth as to each director nominee, his or her name, age, principal occupation during the last five years, when his or her existing term expires and the year he or she was first elected as a director.

NOMINEES FOR TERM ENDING AS OF 2010 ANNUAL MEETING

Name	Age on December 31, 2007	Principal Occupation During Last Five Years	Term Expires	Director of Bank Since	Director of Company Since
Norman B. Osborn	54	President and Chief Executive Officer of the Bank since March 2000; President and Chief Executive Officer of the Company since May 2005	2008	2000	2005

Gregory A. Turnage	47	President and owner, PLT Construction, Inc., PLT Concrete Services, Inc., and PLT Utilities, Inc.; Owner, T. & H. Electric, Inc.; Member, GRECO Development Co., LCC, Pinecrest Development Co., LLC, Pinecrest Holdings Co., LLC, Partner TAG Development; Partner, TBPCC, LLC	2008	2000	2005

S. Christopher Williford	49	President, Southern Piping Company, Inc. (mechanical contracting services)	2008	2000	2005

6

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE ABOVE-LISTED NOMINEES FOR ELECTION AS DIRECTORS.

The following table sets forth as to each director continuing in office, his name, age, principal occupation during the last five years, when his existing term expires, and the year he was first elected as a director.

DIRECTORS CONTINUING IN OFFICE

Name	Age on December 31, 2007	Principal Occupation During Last Five Years	Term Expires	Director of Bank Since	Director of Company Since
Rex D. Williams	52	Chief Financial Officer, MCNC, January 2000 through December 2003; Chief Financial Officer (part-time independent contractor), Cornerstone Bank, January 2004 through May 2005, Chief Financial Officer (part-time Bank employee), Cornerstone Bank, May 2005 to present	2009	2007	2007

Judy A. Muirhead	60	Owner/Manager, JAM Properties, JAM Rentals, and JAM Investments	2009	2000	2005

David W. Woodard	58	Law Partner, Connor, Bunn, Rogerson & Woodard, P.L.L.C.	2009	2000	2005

John Charles Anthony, Jr.	54	Partner, Anthony, Moore & Tabb, P.A. (CPAs)	2010	2000	2005

Robert E. Kirkland III	54	Owner/Manager, Barnes Motor & Parts Co., Inc.	2010	2000	2005

W. Coalter Paxton III	46	President, Paxton Mini Storages, Inc. and PBS Storages, Inc.; Manager, Paxton Bonded Storages, Inc.; Partner, GRECO Development Co., LLC, Pinecrest Development Co., LLC and Pinecrest Holdings Co., LLC; Partner, TBPCC, LLC	2010	2000	2005

Meetings of the Board and Committees of the Board

The Board of Directors of the Company regularly meets once a month. During the fiscal year ended December 31, 2007, the Board held fourteen (14) meetings. All of the members of the Board attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served during the 2007 fiscal year.

The Board of Directors of the Company has three (3) standing committees to which certain responsibilities have been delegated - the Audit Committee, Nominating and Corporate Governance Committee and the Compensation Committee. The Board may also appoint directors to serve on other committees as the need arises. The full Board serves as the Stock Option Plan Committee.

7

Committees of the Bank Board

The Bank’s Board of Directors has five (5) standing committees to which certain responsibilities have been delegated - the Executive Committee, Loan Committee, Asset Liability/Investment Committee, Community Reinvestment Act Committee and Audit Committee. The members of the Company’s Audit Committee also make up the Bank’s Audit Committee. The Company’s Nominating and Corporate Governance Committee and Compensation Committee also serve as the Bank’s Nominating and Corporate Governance Committee and Compensation Committee, respectively.

The Bank Board may appoint other committees of its members to perform certain more limited functions from time to time.

Director Attendance at Annual Meeting

Although it is customary for all Board members to attend, the Company has no formal policy in place with regard to Board members’ attendance at its Annual Meetings of Stockholders. All Board members attended the 2007 Annual Meeting held on May 24, 2007.

Director Independence

The Company’s Board has determined that the following directors are “independent” as that term is defined by the NASDAQ Stock Market’s (“NASDAQ”) listing standards: John Charles Anthony, Jr., Robert E. Kirkland III, Judy A. Muirhead, W. Coalter Paxton III, Gregory A. Turnage, S. Christopher Williford, and David W. Woodard.

Process for Communicating with Board Members

The Company does not have a formal procedure for stockholder communication with our Board. In general, the Company’s directors and executive officers are easily accessible by telephone, postal mail or electronic mail. Any matter intended for the Board, or for any individual member(s) of the Board, can be directed to Norman B. Osborn, the President and Chief Executive Officer, at the Company’s following address with a request to forward the same to the intended recipient: Cornerstone Bank, P.O. Box 8189, Wilson, North Carolina 27893. Alternatively, stockholders may direct correspondence to the Board, or any of its members, in care of the Company at the Company’s address above. All of these communications received will be forwarded to the intended recipient unopened.

Report of the Nominating and Corporate Governance Committee

The Bank’s Board established a Nominating and Corporate Governance Committee on February 4, 2004 (which now serves as the Company’s Nominating and Corporate Governance Committee). This Committee consists of W. Coalter Paxton III, Gregory A. Turnage, John Charles Anthony, Jr. and Davie W. Woodard. The Company’s Board has determined that each of these members is “independent” as that term is defined by the NASDAQ listing standards. Prior to February 2004, the Bank’s full Board acted as its nominating committee. During 2007, the Nominating and Corporate Governance Committee met once.

The Nominating and Corporate Governance Committee has adopted a written charter. A copy of this charter is available on the “Investor Relations” page of the Bank’s website at http://www.thecornerstonebank.com. The Committee establishes corporate governance policies, evaluates qualifications of and candidates for positions on the Board, nominates new and replacement members for the Board and recommends Board committee composition. In addition, the Committee facilitates an annual evaluation by Board members of the Board and individual director performance.

8

Process for Nominating Directors. The Committee reviews the qualifications of, and approves and recommends to the Board, those individuals to be nominated for positions on the Board and submitted to stockholders for election at each Annual Meeting. The Committee identifies director nominees from various sources such as officers, directors, and stockholders and in 2007 did not retain the services of any third party consultants to assist in identifying and evaluating potential nominees. The Committee will consider and evaluate a director candidate recommended by a stockholder in the same manner as a Committee-recommended nominee. The Committee will assess all director nominees taking into account several factors including, but not limited to, issues such as the current needs of the Board and the nominee’s: (i) integrity, honesty and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; (vi) ability to devote necessary time to meet director responsibilities; and (vii) ability to commit to Company stock ownership. Where appropriate, the Committee will ultimately recommend nominees whom it believes will enhance the Board’s ability to manage and direct, in an effective manner, the affairs and business of the Company. Additional factors the Committee may consider in evaluating candidates include: (i) independence under applicable listing standards; (ii) relevant business experience; (iii) judgment, skill and reputation; (iv) number of other boards on which the candidate serves; (v) other business and professional commitments; (vi) lack of potential conflicts of interest with other pursuits; (vii) whether the candidate is a party to any action or arbitration adverse to the Company; (viii) financial and accounting background to enable the Committee to determine whether the candidate would be suitable for Audit Committee membership or qualify as an “audit committee financial expert;” (ix) executive compensation background, to enable the committee to determine whether a candidate would be suitable for Compensation Committee membership; and (x) the size and composition of the existing Board. In evaluating candidates, the Committee also seeks to achieve a balance of knowledge, experience and capability on the Board.

Before nominating a current director for re-election at an Annual Meeting, the Committee will consider the director’s performance on the Board and whether the director’s re-election will be consistent with any corporate governance policies of the Company.

Stockholder Nominations. In addition, the Nominating Committee will consider nominees for the Board by common stockholders that are proposed in accordance with the advance notice procedures in the Company’s Bylaws which are described in the section of this Proxy Statement titled “Date for Receipt of Stockholders’ Proposals.” Stockholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to the Company within the time period provided in those procedures. Written notice of intent to nominate a director candidate at an Annual Meeting must be given either by personal delivery or by U.S. mail, postage prepaid, to the Corporate Secretary.

The notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the nominating stockholder is a stockholder of record of common stock entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to applicable proxy rules had the nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director of the Bank if so elected. The presiding officer of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with these requirements and the advance notice procedure. If you are interested in recommending a director candidate, you may request a copy of the Company’s Bylaws by writing the Corporate Secretary at the address set forth on the front page of this Proxy Statement.

Compensation Committee

The Company’s Compensation Committee is composed of David W. Woodard, Robert E. Kirkland III, S Christopher Williford and W. Coalter Paxton III. The Board has determined that each of these members is “independent” under the NASDAQ listing standards. The Compensation Committee has adopted a written charter. A copy of this charter is available on the “Investor Relations” page of the Bank’s website at http://www.thecornerstonebank.com.  This Committee determines the compensation of the executive officers of the Company and the Bank. The Committee’s authority regarding compensation determinations is non-delegable. The salary of each executive officer is determined based upon the executive officer’s contributions to the Company’s and the Bank’s overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day-to-day operations. The Committee also compares the compensation of the executive officers with compensation paid to executives of comparable financial institutions in North Carolina and executives of other businesses in the Bank’s market area. In addition, the Committee receives the recommendations of the Chief Executive Officer, Norman B. Osborn, for the compensation to be paid to executive officers, and after due deliberation determines the compensation of those executive officers and the Chief Executive Officer. This process is designed to ensure consistency throughout the executive compensation program. The key elements of the executive compensation program consist of base salary, annual cash incentive compensation and stock option incentives. Mr. Osborn participates in the deliberations of the Committee regarding compensation of executive officers other than himself. He does not participate in discussions or decisions regarding his own compensation. The Compensation Committee met five (5) times during the fiscal year ended December 31, 2007.

9

Report of the Audit Committee

The Company’s Audit Committee is composed of John Charles Anthony, Jr., Judy A. Muirhead and Gregory A. Turnage. The Board has determined that each of these members is “independent” under the NASDAQ listing standards governing audit committee members.  In addition, the Board has determined that Gregory A. Turnage and John Charles Anthony, Jr. qualify as “audit committee financial experts” as defined under applicable rules and regulations.

On June 8, 2005, the Board of Directors of the Company adopted a revised written charter for the Audit Committee. The charter is reviewed annually, and amended as needed, by the Committee. The charter is attached to this Proxy Statement as Appendix A.

In accordance with its charter, the Committee meets on an as-needed basis, but not less than twice annually, and (i) oversees the independent auditing of the Company and the Bank; (ii) arranges for periodic reports from the independent auditors, from management of the Company and the Bank, and from the internal auditor of the Company and the Bank in order to assess the impact of significant regulatory and accounting changes and developments; (iii) advises the Board regarding significant accounting and regulatory developments; (iv) reviews the Company’s policies regarding compliance with laws and regulations, conflicts of interest and employee misconduct and reviews situations related thereto; (v) develops and implements the Company’s policies regarding internal and external auditing and appoints, meets with and oversees the performance of those employed in connection with those audit functions; (vi) reviews the annual and other reports to the SEC and the annual report to the Company’s stockholders, and (vii) performs other duties as may be assigned to it by the Board.  The Committee met nine (9) times during the fiscal year ended December 31, 2007.

The Committee reviewed and discussed with the Company’s independent auditor all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, and reviewed and discussed the audited consolidated financial statements of the Company, both with and without management present. In addition, the Committee obtained from the independent auditor a formal written statement describing all relationships between the auditor and the Company that might bear on the auditor’s independence consistent with Independence Standards Board Standard No. 1, “Independent Discussions with Audit Committees,” and discussed with the auditor any relationships that may impact its objectivity and independence and satisfied itself as to the auditor’s independence. Based upon its review and discussions with management and the independent auditor referenced above, the Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report. Due to the Company’s filing of a Form 15 on March 3, 2008, the Company is no longer required to file a Form 10-KSB with the SEC, therefore, the Audit Committee did not recommend the Company’s consolidated financial statements be included in any 10-KSB. The Committee also appointed the independent auditor and the Board concurred with the appointment.

John Charles Anthony, Jr. Judy A. Muirhead Gregory A. Turnage

10

Director Compensation

Directors’ Fees. For the fiscal year ended December 31, 2007, each director (except for Rex D. Williams) received an annual retainer of $6,000. Each director also received a fee of $200 for each Board meeting attended, and an additional fee of $100 for each Board Committee meeting attended. Neither Mr. Osborn nor Mr. Williams received a fee for any Board meetings or Board Committee meetings attended.

Director Stock Option Plan. On August 31, 2003, each director was granted 6,000 options under the Cornerstone Bank Director Stock Option Plan (the “Director Plan”) (all options have been adjusted to give effect to the 5% stock dividends paid on May 31, 2004, August 26, 2005, and August 31, 2006). For further information on the Director Plan, see “Management Compensation - Stock Option Plans.” Except for this option grant, no additional options were granted in 2006 or 2007.

Director Compensation Table. The following table shows, for the fiscal year ended December 31, 2007, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for that year, to the members of the Company’s Board of Directors. The compensation paid to Norman B. Osborn for his service on the Board of Directors is listed in the Executive Compensation table under “Executive Compensation.”

Name	Fees Earned or Paid in Cash(1)	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
John Charles Anthony, Jr.	$13,800	—	—	—	—	—		$13,800
Thomas E. Brown III	$8,400	—	—	—	—	—		$8,400
Robert E. Kirkland III	$13,000	—	—	—	—	—		$13,000
Judy A. Muirhead	$9,300	—	—	—	—	—		$9,300
W. Coalter Paxton III	$9,500	—	—	—	—	—		$9,500
Gregory A. Turnage	$12,700	—	—	—	—	—		$12,700
Rex D. Williams	$0	—	—	—	—	$59,119	(3)	$59,119
S. Christopher Williford	$9,400	—	—	—	—	—		$9,400
David W. Woodard	$8,900	—	—	—	—	—		$8,900

[1]	Unless otherwise indicated, this category sets forth the directors’ fees related to the directors’ service on the Board of Directors and on Board committees.

[2]	The aggregate number of shares underlying option awards for each of the directors is disclosed in the footnotes to the table in the section titled “Security Ownership of Certain Beneficial Owners”.

11

[3]
Rex D. Williams, in addition to serving as a director, serves as the Chief Financial Officer of the Bank. For services rendered as a Bank employee, in fiscal year 2007, Mr. Williams received $59,119, which includes (i) $54,273 in salary, (ii) $1,500 in bonuses, and (iii) $3,346, the amount of the Bank’s matching contributions under its 401(k) plan for Mr. Williams.

Executive Officers

The following table sets forth certain information with respect to the persons who are executive officers of the Company.

Name	Age on December 31, 2006	Positions and Occupations During Last Five Years	Employed By the Bank Since	Employed By the Company Since
Norman B. Osborn	53	President and Chief Executive Officer of the Bank since March 2000; President and Chief Executive Officer of the Company since May 2005	March 2000	May 2005

John Charles Anthony, Jr.	53	Partner, Anthony, Moore & Tabb, P.A. (CPAs); Treasurer of the Company since May 2005; Director of the Company since 2005; Director of the Bank since 2000; not an employee of the Company or Bank.	N/A	N/A

David W. Woodard	57
Law Partner, Connor, Bunn, Rogerson & Woodard, P.L.L.C.; Secretary of the Company since May 2005; Director of the Company since 2005; Director of the Bank since 2000; not an employee of the Company or Bank.
			N/A	N/A

Management Compensation

Summary Compensation Table. The following table shows, for the fiscal years indicated, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for that year, to Norman B. Osborn, the Chief Executive Officer of the Company and the Bank, and the Company’s executive officers whose total annual compensation exceeded $100,000 for services in all capacities.

Name andPrincipal Position	Year	Salary	Bonus	StockAwards	Option Awards		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation(1)		Total
Norman B. Osborn,	2007	$155,000	$20,300	—	$1,811	(2)	—	—	$35,558	(4)	$212,669
President and Chief Executive Officer	2006	$135,000	$24,000	—	$6,878	(3)	—	—	$28,532	(5)	$194,410

(1)	Perquisites for the fiscal year indicated did not exceed $10,000. Compensation paid to Mr. Osborn for his service on the Company’s Board of Directors is included under “All Other Compensation”.

(2)
A total of 680 shares underlying options were granted to Mr. Osborn under the Company’s Employee Stock Purchase Plan. The Employee Stock Purchase Plan enables employees to purchase common stock at a below market price. Mr. Osborn’s options had an exercise price of $15.0875 per share. The difference between the exercise price and the closing market price on the date the options were granted was $2.6625 per share, for a total of $1,811.

(3)
A total of 1,226 shares underlying options were granted to Mr. Osborn under the Company’s Employee Stock Purchase Plan. The Employee Stock Purchase Plan enables employees to purchase common stock at a below market price. Mr. Osborn’s options had an exercise price of $12.14 per share. The difference between the exercise price and the closing market price on the date the options were granted was $5.61 per share, for a total of $6,878.

12

(4)
For 2007, “All Other Compensation” consists of: (i) $11,130, the amount of the Bank’s matching contributions under its 401(k) plan for Mr. Osborn, (ii) $2,304, the amount of income imputed to Mr. Osborn under bank-owned life insurance (“BOLI”) policies (a portion of the whole life insurance premiums paid for Mr. Osborn in lieu of term life insurance premium payments for the equivalent death benefit coverage), (iii) $6,000 the amount of directors’ fees Mr. Osborn received for his service on the Board of Directors, (iv) $830, the amount of group life insurance premiums paid by the Bank for Mr. Osborn, and (v) $15,294, the amount of health and dental insurance premiums paid by the Bank for coverage for Mr. Osborn and his family.

(5)
For 2006, “All Other Compensation” consists of: (i) $8,700, the amount of the Bank’s matching contributions under its 401(k) plan for Mr. Osborn, (ii) $1,722, the amount of income imputed to Mr. Osborn under bank-owned life insurance (“BOLI”) policies (a portion of the whole life insurance premiums paid for Mr. Osborn in lieu of term life insurance premium payments for the equivalent death benefit coverage), (iii) $2,400, the amount of directors’ fees Mr. Osborn received for his service on the Board of Directors, (iv) $830, the amount of group life insurance premiums paid by the Bank for Mr. Osborn, and (v) $14,880, the amount of health and dental insurance premiums paid by the Bank for coverage for Mr. Osborn and his family.

Employment Agreement. The Bank has entered into an employment agreement with Norman B. Osborn, President and Chief Executive Officer, in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement currently provides for an annual base salary of $165,000 and for a term of employment of 2½ years. Commencing on the March 15, 2008 and continuing on each anniversary date thereafter, unless notice of a non-extension is given by either party, the agreement is extended automatically for an additional year so that the remaining term will always be no less than two and no more than three years. The agreement provides that the base salary shall be reviewed by the Board not less often than annually. In addition, the Agreement provides for, but does not require, the award of a bonus, the amount and timing of which will be determined in the sole discretion of the Company’s Board of Directors. The Agreement allows participation in other stock option and group fringe benefit plans maintained by the Bank for employees, as well as fringe benefits normally associated with the Mr. Osborn’s office such as minimum life insurance coverage in an amount equal to three times the executive’s salary. The Agreement provides that Mr. Osborn may be terminated by the Bank for cause, as defined in the Agreement, and that his employment may otherwise be terminated by the Bank (subject to vested rights) or by him.

In addition, the agreement provides for an initial salary that includes the amount necessary to reimburse Mr. Osborn for all monthly dues for membership in the Wilson Country Club.

The Agreement provides that upon a change in control, the Employment Agreement will be automatically extended for an additional four-year period (the “Extended Term”). If, during the first two years of the Extended Term, Mr. Osborn’s employment terminates or is terminated for any reason other than cause, he will be entitled to the following benefits from the Company:

(1) a lump sum payable equal to (a) the executive’s salary through the date of termination to the extent not already paid, and (b) any accrued vacation and sick leave pay, to the extent not already paid, (2) reimbursement on a monthly basis for the amount paid by the executive for continued health coverage for himself and dependants under COBRA, if the executive elects such coverage, (3) an amount equal to the product of (a) the number of days that would have remained in the Extended Term after the date of termination, and (b) the executive’s salary divided by 365, and (4) an amount equal to the product of (a) the number of days between the end of the previous fiscal year and the end of the Extended Term, and (b) executive’s aggregate cash bonus for the last completed fiscal year (if any) divided by 365.

For purposes of the Agreement, a “change in control” means (i) the acquisition of ownership of the Company’s stock by a person or group, that together with stock previously held, constitutes more than 50% of the total fair market value (provided that such person or group did not previously own 50% or more of the market value of the Company’s stock) or 30% of the total voting power of the stock of the Company; (ii) the replacement of a majority of the Company’s Board of Directors during any 12 month period by directors whose election is not endorsed by a majority of the Board of Directors prior to such election; or (iii) the acquisition of assets from the Company that have a total gross fair market value that is equal to or exceeds 40% of the gross fair market value of all the Company’s assets immediately prior to such acquisition.

13

The Agreement also provides that if any payments or provisions of benefits to the executive under the Agreement would constitute an “excess parachute payment” under Section 280G of the Code, then the executive will be entitled to an additional cash payment to cover any (i) excise tax imposed by Section 4999 of the Code, as well as (ii) all but the last $1,000 of any additional excise tax, income tax, or other tax imposed on such additional payment.

Incentive Compensation Plan. The Bank has adopted three separate Annual Incentive Compensation Plans (collectively, the “Incentive Plans”) for all employees of the Bank, the Bank’s management team and the Bank’s Chief Executive Officer. Eligibility for each Incentive Plan is granted as follows: for the Employee Incentive Plan, to all of the Bank’s employees who are in good standing; for the Management Team Incentive Plan, to all of the Bank’s executive management personnel in good standing, except the Chief Executive Officer; and for the CEO Incentive Plan, to the Bank’s Chief Executive Officer. The Incentive Plans are approved and administered by the Company’s Compensation Committee. Participants in each Incentive Plan are eligible to receive an annual cash incentive award (“Incentive Award”) based upon the following criteria: achieving personal goals as per individual performance plans, individual contributions to the team goals, personally reflecting the Bank’s core values, salary range, extraordinary contributions to the Bank, attendance, customer complaint resolution, expense control, avoiding losses individually which are personally attributable, and years of service.

Incentive Awards for employees are determined annually by the Bank’s Chief Executive Officer and executive management team. Incentive Awards for the management team are determined annually by the Bank’s President and the Compensation Committee. Incentive Awards for the Chief Executive Officer are determined annually by the Compensation Committee. All Incentive Awards are then approved by the Compensation Committee. Each individual’s Incentive Award is determined by a formula that links the individual’s combined weighted percentage performance ranking and compensation level with attainment of corporate and individual goals and objectives. Incentive Awards under the Incentive Plan are paid annually. The minimum individual Incentive Award under the Employee Incentive Plan is 2.5% of a participant’s salary multiplied by a factor of the percentage of the year worked. However, if avoidable losses exceed individual loss goals, then no incentive will be paid to that employee regardless of team performance. There is no cap on incentives that may be awarded under the Incentive Plans.

Bank-Owned Life Insurance. On December 31, 2003, the Bank purchased bank-owned life insurance (“BOLI”) policies insuring the lives of five officers including, Norman B. Osborn, Robert H. Ladd III, G. Brooks Batchelor, Robert W. Kernodle and Dora Kicklighter (the “Executive Team”). All premiums due under the policies were paid by the Bank upfront in one lump sum which totaled $1.2 million. In April 2007, the Bank purchased additional BOLI policies and paid the premiums in an upfront lump sum of $3 million. The purchase of the BOLI policies enabled the Bank to extend death benefits to a total of 15 Bank employees, provide a supplemental retirement plan for directors (in the amount of $6,000 to $8,000 per year once a director reaches retirement age), and provide a supplemental employee retirement plan for the Executive Team (in the amount of approximately 70% of an employee’s salary once that employee reaches retirement age). The Bank is the owner of the BOLI policies and is entitled to the full cash surrender value of the policies. Upon the insured’s death, the net death benefit is divided equally between the insured’s named beneficiary and the Bank. The purpose of this type of investment is to help offset the cost of employee benefits.

401(k) Profit Sharing Plan. The Bank has established a contributory savings plan for its employees that meets the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). All employees who have completed six months of service and who are at least 18 years of age may elect to contribute up to 15% of their compensation each year, subject to certain maximums imposed by federal law. Each year, the Bank matches the first 6% of each participant’s contribution. For purposes of the 401(k) sharing plan, compensation means a participant’s compensation received from the employer as reported on Form W-2.

Participants are fully vested in amounts that they contribute to the plan. Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions after four years of service, with 25% vesting each year.

14

Benefits under the plan are payable in the event of a participant’s retirement, death, disability or termination of employment.  Normal retirement age under the plan is 65 years of age.

Amended Employee Stock Purchase Plan. On May 26, 2005, the Bank’s stockholders approved the Cornerstone Bank 2005 Amended Employee Stock Purchase Plan (the “Stock Purchase Plan”) which was adopted by the Board of the Company on March 23, 2005. The purpose of the Stock Purchase Plan is to provide employees of the Company and the Bank the opportunity to acquire an ownership interest in the Company through the purchases of Company stock at a price below current market prices. It is the intention of the Company that the Stock Purchase Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Description of the Stock Purchase Plan. The following description of the Stock Purchase Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Purchase Plan.

Administration. The Stock Purchase Plan is administered and interpreted by the Stock Option Plan Committee of the Board, which is composed of the Board of Directors as a whole (the Committee is referred to herein as the Administrator). The Administrator has full authority to make, administer and determine all questions of interpretation or application of the Stock Purchase Plan consistent with Section 423 of the Code. Any determination or decision made by the Administrator is final and binding on all participants.

Term of Plan and Offering Periods. The Stock Purchase Plan provides for a maximum term of 10 years, subject to earlier termination due to termination by the Board or issuance of all shares available for option. Options are awarded and exercisable under the Stock Purchase Plan in a series of offering periods. Each offering period lasts 12 months commencing on January 1 (the “Offering Date”) of each year and ending on December 31 of that year (the “Expiration Date”). The Administrator has the authority to set different commencing and ending dates for any offering period (provided no offering period may exceed 27 months).

Eligible Employees. The Stock Purchase Plan is open to all “Eligible Employees” of the Company or the Bank except employees who (i) have been employed by the Company or the Bank for less than 12 months preceding the date of grant of options, (ii) customarily work 20 hours or less per week, (iii) customarily are employed for five months or less per year and (iv) own stock or hold options, or would hold options as a result of an award, to purchase more than 5% of the total combined voting power or value of the Company’s common stock.

Options Available for Grant. The Administrator has the discretion to determine how many shares out of the 40,000 reserved for issuance under the Stock Purchase Plan will be made available for grant during each Offering Period. For each Offering Period after the first, the number of shares available for grant will be the number of options determined by the Administrator plus the number of options made available but not purchased during any prior Offering Period. The number of shares reserved for issuance is adjusted to account for stock splits that may occur.

Grant of Options. Eligible Employees as of any offering date (which is the first business day of any offering period) shall be granted an option to purchase whole shares of Company stock during the offering period. The number of shares each Eligible Employee is entitled to purchase under that option is determined by (1) dividing the Eligible Employee’s annual rate of compensation by the total compensation for all Eligible Employees and (2) multiplying the resulting quotient by the total number of shares made available for grant by the Administrator during the Offering Period.

For purposes of the Stock Purchase Plan, the term “compensation” includes an Eligible Employee’s annualized regular, fixed base salary, wages based on the Eligible Employee’s salary or wage rate (and number of hours per week) in effect at the time of grant as well as one half of all annualized commissions earned by the Eligible Employee. Compensation does not include any bonus, overtime payment, incentives, contribution by an employer corporation to an employee benefit plan or other similar payment or contribution.

15

Option Price. The option price per share for which Company stock will be sold in any offering period is the lesser of 85% of (A) the fair market value of the Company stock on the date of grant or (B) the fair market value of the Company stock on a Purchase Date (“Option Price”).

Participation by Employees. Participation by Eligible Employees in the Stock Purchase Plan is voluntary. During the first 15 days of December during an Offering Period, an Eligible Employee may elect to purchase shares pursuant to his or her option. In order to make an election to participate, the Eligible Employee must submit a written election notice on a form supplied by the Company indicating the number of shares under option he or she wishes to purchase (the “Elected Shares”). The election notice must be accompanied by full payment of the Option Price for all Elected Shares. Payment for Elected Shares also may be made by accumulated payroll deductions made by the Eligible Employee to the Bank under the payroll deduction plan described below. If an Eligible Employee elects to purchase a number of shares greater than the number of which could be purchased with funds credited to him or her under the payroll deduction plan, then the Eligible Employee must submit payment of the remaining aggregate Option Price due for those excess Elected Shares along with his or her election notice. Election notices are irrevocable and may not be altered after receipt by the Company.

The failure of an Eligible Employee to deliver an election notice to the Company during the election period is the same as an election by the Eligible Employee not to purchase any shares under his or her option. Any and all remaining shares covered by that option for which an election notice is not received by the Company during the election period will be forfeit. On the Expiration Date, that option will immediately terminate and be of no further force or effect and the remaining shares covered by that option will again be made available for future option grants under the Stock Purchase Plan.

If payment of the Option Price for any Elected Shares is not received by the Company, then the Eligible Employee’s election notice will not be effective as to those shares and he or she will not be allowed to purchase those shares on the Purchase Date for that offering period and the remaining option will terminate.

As promptly as practicable after Elected Shares are purchased on the last business day of the Offering Period, the Company will issue certificates for common stock to the Eligible Employee reflecting the shares purchased upon exercise of his or her option. Options granted to Eligible Employees are not assignable or transferable. In addition, Eligible Employees have no interest or voting right in shares of common stock covered by his or her option until the option has been exercised and shares have been purchased.

Payroll Deduction Plan. Any Eligible Employee may participate in a payroll deduction plan under which a specified amount will be deducted from each payment of his or her salary or wages received on or before the Expiration Date of the Eligible Employee’s option. Eligible Employees elect to participate in the payroll deduction plan by submitting a written payroll deduction authorization to the Bank. All payroll deductions made by the Bank at the Eligible Employee’s written instruction will be held by the Bank as custodian in an interest-bearing deposit account established for the payroll deduction plan. The payroll deduction authorization must be on a form supplied by the Company and specify a dollar amount to be withheld from each salary or wage payment. All payroll deduct funds and any interest accrued will be credited to the Eligible Employee on the Bank’s books and records and applied toward the purchase of Elected Shares. The amount of each deduction may not exceed the aggregate option price for all shares covered by the Eligible Employee’s option which have not yet been purchased, divided by the Eligible Employee’s compensation (as defined in the Stock Purchase Plan for purposes of each offering period).

Upon receipt by the Bank of an Election Notice from an Eligible Employee participating in the payroll deduction plan, the Bank will deduct the aggregate option price from the funds credited to the Eligible Employee on the Bank’s books and records (but not more than the aggregate amount then credited to the Eligible Employee).

Limitations on Shares to be Purchased. No Eligible Employee is entitled to purchase stock under the Stock Purchase Plan at a rate which, when aggregated with his or her rights to purchase Company stock under all other employee stock benefit plans of the Company, exceeds $25,000 in fair market value, determined as of the Expiration Date for each calendar year in which the Eligible Employee participates in the Stock Purchase Plan. The Company may automatically suspend the payroll deductions of any participant as necessary to enforce this limit. In addition, no more than 40% of the shares available for option may be granted to any one participant.

16

Options Granted/Shares Purchased. As of December 31, 2006, 33 employees were eligible to participate in the Stock Purchase Plan.

As of December 31, 2007, 17 employees elected to pay for options to purchase shares of Company stock, and, as of that date, had purchased an aggregate of 2,976 shares of common stock. As set forth in the section titled “Option Price” above, cash consideration was paid by employees for the options exercised under the Stock Purchase Plan.

Termination of Employment. Termination of an Eligible Employee’s employment for any reason, including retirement, death or the failure of a participant to remain an Eligible Employee immediately terminates his or her participation in the Stock Purchase Plan. In such event, the payroll deductions credited to the Eligible Employee’s account will be returned to him or her or, in the case of the Eligible Employee’s death, to his or her legal representative.

Capital Changes. In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock under the Stock Purchase Plan, the number of shares to which any outstanding option relates and Option Price will be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding.

Restriction of Shares; Notice of Disposition. Each participant must notify the Company in writing if he or she disposes of any of the shares purchased pursuant to the Stock Purchase Plan within two years from the date of grant of the option or within one year from the date the shares were purchased (the “Notice Period”). The Company must, during the Notice Period, place a legend or legends on any certificate for shares of common stock purchased under the Stock Purchase Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. Each participant is obligated to provide notice of dispositions during the Notice Period despite the placement of a legend on the certificates.

Amendment or Termination of the Stock Purchase Plan. The Board may amend, terminate or extend the term of the Stock Purchase Plan, except that any termination will not affect previously granted options, nor may any amendment make any change to a previously granted option that would adversely affect the right of any participant. Any amendment that would (a) increase the number of shares that may be issued under the Stock Purchase Plan or (b) change the designation of the employees (or class of employees) eligible for participation in the Stock Purchase Plan must be approved by at least two-thirds of the Company’s stockholders within 12 months of the amendment’s adoption.

Notwithstanding the foregoing, the Board may make such amendments as the Board determines to be advisable, if the continuation of the Stock Purchase Plan or any offering period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date the Stock Purchase Plan was adopted by the Board.

Federal Income Tax Consequences. In general, a participant will not recognize income at the time of the grant of an option under the Stock Purchase Plan (i.e., on an Offering Date) or on the purchase of shares of common stock upon the exercise of an option (i.e., on a Purchase Date). No deduction will be allowable to the Company or its affiliates in connection with either the grant of an option or the issuance of shares of common stock upon exercise of an option.

If a participant sells, gives or otherwise disposes of shares of Company stock acquired under the Stock Purchase Plan more than two years after the Offering Date and more than one year after the Purchase Date (the “Required Holding Period”) or in the event of a participant’s death, the participant will recognize ordinary income for federal income tax purposes equal to the lesser of (i) the excess, if any, of the fair market value of the shares on the date of disposition or death, over the amount paid for the shares or (b) the excess of the fair market value of the shares on the Offering Date over the amount paid for the shares. In addition, any gain recognized on disposition in excess of the ordinary income resulting will be capital gain, and any loss recognized will be capital loss. No deduction for federal income taxes will be allowed to the Company or its affiliates upon a participant’s death or upon disposition of the shares acquired after the Required Holding Period.

17

If a participant sells, gives or otherwise disposes of shares acquired under the Stock Purchase Plan prior to the expiration of the Required Holding Period (other than after his or her death), the participant will recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares as of the Purchase Date over the amount paid for the shares. In addition, any gain recognized on disposition in excess of the ordinary income resulting will be capital gain, and any loss recognized will be capital loss. The Company or its affiliates will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized upon disposition of shares by participants during the Required Holding Period, provided certain income tax reporting requirements are satisfied.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Stock Option Plans. On June 29, 2000 the stockholders of the Bank approved two stock option plans, the Cornerstone Bank Employee Stock Option Plan (the “Employee Plan”) for employees of the Bank and the Director Plan for directors of the Bank. The Employee Plan and the Director Plan are referred to collectively as the “Plans.” In connection with the reorganization of the Bank into holding company form, the Company assumed the Bank’s obligations under the Plans and the Company’s common stock now underlies the participants’ options.

Both Plans are designed to attract and retain qualified personnel in key positions, to provide directors and employees, as applicable, with a proprietary interest in the Company as an incentive to contribute to the success of the Company and to reward directors and employees for outstanding performance. The Plans provide for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code or nonqualified or compensatory stock options. Officers and employees of the Company and the Bank, who may or may not be directors as well, are eligible to receive incentive stock options and non-employee directors are eligible to receive nonqualified stock options.

Description of the Stock Option Plans. The following description of the Plans is a summary of their terms and is qualified in its entirety by reference to the Plans.

Administration. The Plans are administered and interpreted by the Stock Option Plan Committee of the Board that is composed of two or more “nonemployee directors” as that term is defined by the rules and regulations of the Exchange Act. The Board or the Committee determines which persons will be granted options under the Plans, whether options will be incentive or nonqualified options, the number of shares subject to each option, and when options become exercisable.

Stock Options. No more than 40% of the shares set aside for options may be allocated to any one participant under each of the Plans. The Plans provide that all options will have an option exercise price of not less than the fair market value of a share of Company stock on the date of grant. The fair market value will be determined by the Committee based on market information and the advice of an independent brokerage firm.

All options granted to participants under the Plans become vested and exercisable at the rate determined by the Committee when making an award. Unvested options may not vest after a participant’s employment with or service to the Company is terminated for any reason other than the participant’s death or disability. Unless the Committee specifically states otherwise at the time an option is granted, all options granted to participants become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company because of his death or disability. In addition, all stock options become vested and exercisable in full in the event of a change in control of the Company, as defined in the Plans. Options granted under the Plans may have a term of up to ten years. Stock options are non-transferable except by will or the laws of descent and distribution. Payment for shares purchased upon the exercise of options may be made in cash, by check, bank draft or money order. On December 20, 2005, upon recommendation of the Stock Option Plan Committee, the Board accelerated vesting of all unvested options so that, at this time, every participant’s options are 100% vested. This decision was motivated by the implementation of new accounting rules involving options, which would have resulted in greater tax liabilities for the Company if the options had not been accelerated.

18

Number of Shares Covered by the Plans. A total of 80,284 shares of common stock are reserved for issuance to directors pursuant to the Director Plan. A total of 80,284 shares of common stock are reserved for issuance to employees pursuant to the Employee Plan.  These percentages of shares allocated to the Plans were the maximum amounts allowed under North Carolina and FDIC banking regulations at the time of their adoption. In lieu of issuing authorized but unissued shares upon the exercise of options, the Company may elect to purchase shares in the open market to fund exercises of options. To the extent that exercised options are funded by authorized but unissued shares, the percentage of ownership interests of existing stockholders will be diluted. In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock under the Plans, the number of shares to which any option relates and the exercise price per share under any option will be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding. Options available for issuance under the Plans have been adjusted to give effect to an 11-for-10 stock split effected in the form of a 10% stock dividend paid on May 15, 2002, a 21-for-20 stock split effected in the form of a 5% stock dividend paid on May 15, 2003, a 21-for-20 stock split effected in the form of a 5% dividend paid on May 31, 2004, a 21-for-20 stock split effected in the form of a 5% dividend paid on August 26, 2005, and a 21-for-20 stock split effected in the form of a 5% dividend paid on August 31, 2006. No cash consideration will be paid by employees or directors for the award of these options under either Plan.

Amendment and Termination of the Plan. Unless sooner terminated, the Plans will continue in effect for a period of ten years from the date the Plans were approved by the Bank’s stockholders and became effective by their terms. The Board may at any time alter, suspend, terminate or discontinue the Plans, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the optionee, make any alteration that would deprive the optionee of his rights with respect to any previously granted option. Termination of the Plans would not affect any previously granted options.

Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and nonqualified stock options is different. Options granted to employees under the Employee Plan and options granted only to employee-directors under the Director Plan may be “incentive stock options,” which are designed to result in beneficial tax treatment to the recipient, but not a tax deduction to the Company.

The holder of an incentive stock option generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the “Bargain Element”) of the acquired common stock’s fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such common stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an “Early Disposition”), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of the Company stock generally will constitute a capital gain or loss for tax purposes. The Company generally would not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee’s exercise of an incentive stock option. However, if there were an Early Disposition, the Company generally would be entitled to deduct the Bargain Element as compensation paid to the optionee.

19

Options granted to nonemployee directors under the Director Plan are “nonqualified stock options.” In general, the holder of a nonqualified stock option will recognize compensation income equal to the amount by which the fair market value of common stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the nonqualified stock option. The Company would not recognize any income or be entitled to claim any deduction upon the grant of a nonqualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company would recognize a compensation expense and be entitled to claim a deduction in the amount equal to the compensation income.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Options Granted. At this time, eight persons are eligible to participate under the Director Plan. Approximately 12 persons are eligible to participate under the Employee Plan.

As of December 31, 2007, eight directors had been granted options to purchase an aggregate of 55,560 shares of common stock, each option having an exercise price of $9.93 (as adjusted for the May 31, 2004 5% stock dividend, the August 26, 2005 5% stock dividend, and the August 31, 2006 5% stock dividend).  Of these options granted under the Director Plan, all have vested pursuant to a December 2005 Board decision in which the vesting of the options was accelerated to save certain tax expenses the Company otherwise would have faced. The nonqualified options will expire on August 31, 2013. No cash consideration was paid by directors for the awards of the options under the Director Plan.

As of December 31, 2007, 12 employees have options to purchase an aggregate of 65,997 shares of common stock, each option having an exercise price of $9.93 (as adjusted for the May 31, 2004 5% stock dividend, the August 26, 2005 5% stock dividend, and the August 31, 2006 5% stock dividend). Of these options granted under the Employee Plan, all have vested pursuant to a December 2005 Board decision in which the vesting of the options was accelerated to save certain tax expenses the Company otherwise would have faced. The incentive options expire on August 31, 2013. No cash consideration was paid by employees for the awards of the options under the Employee Plan.

Other than set forth above, no additional options were granted in 2006 or 2007.

Outstanding Equity Awards. The following table provides information with respect to stock option grants and unexercised options outstanding at December 31, 2007 for Norman B. Osborn, the Company’s President and Chief Executive Officer, and the Company’s executive officers whose total annual salary and bonus exceeded $100,000 for services in all capacities.

20

	Option Award							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Norman B. Osborn	30,097	(1)	—	—	$9.93	(2)	8/31/2013	—	—	—	—

[1]
These options, granted pursuant to the Director and Employee Plans, entitle Mr. Osborn to purchase, at any time after vesting and before August 31, 2013, shares of common stock in exchange for an exercise price of $9.93 per share. Of the 27,300 options granted to Mr. Osborn, all became fully vested in December 20, 2005. As of December 31, 2007, the total number of shares underlying options equals 30,097, after adjusting to give effect to the 5% stock dividend paid on May 31, 2004, August 26, 2005, and August 31, 2006.

[2]
Dollar amounts shown represent the fair market value of stock options held as of December 31, 2007. All of Mr. Osborn’s options were “in-the-money” at such date.  Options are only considered “in-the-money” if the fair market value of common stock exceeds the exercise price or base price of the options. At December 31, 2007, the price paid for common stock in the last trade known to management to have occurred prior to December 31, 2007 was $20.00, which trade occurred on December 20, 2007.

Equity Compensation Plan Information

The following table presents the numbers of shares of Company Stock to be issued upon the exercise of outstanding options, the weighted-average price of the outstanding options and the number of options remaining that may be issued under the Director and Employee Plans and the 2005 Amended Employee Stock Purchase Plan.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	(a) Number of shares to be issued upon exercise of outstanding options		(b) Weighted-average exercise price of outstanding options	(c) Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Equity compensation plans approved by our stockholders	121,537	(1)	$9.93	70,296
Equity compensation plans not approved by our stockholders	- 0 -		N/A	- 0 -
Total	121,537		$9.93	70,296

[1]
Of the 128,482 stock options issued under the Plans, 65,977 were issued to employees under the Employee Plan and 55,560 were issued to directors under the Director Plan. A total of 39,031 shares are currently reserved for issuance pursuant to options under the Plans. A total of 31,265 shares are currently reserved for issuance pursuant to options under the Employee Stock Purchase Plan. All options have been adjusted to give effect to the 5% stock dividends paid on May 31, 2004, August 26, 2005, and August 31, 2006.

21

Certain Indebtedness and Related Transactions

The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates, collateral and repayment terms, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors at terms more favorable than could be obtained by non-executive employees of the Bank. The Bank’s policy concerning loans to executive officers and directors currently complies with applicable regulations.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Elliott Davis, LLC (“Elliott Davis”) has been appointed by the Audit Committee as the Company’s and the Bank’s independent auditor for the year ending December 31, 2008. This appointment has been ratified by the Board and is being submitted to the Company’s stockholders for ratification. Representatives of Elliott Davis are expected to attend the Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

On June 22, 2006, the Company accepted the resignation of Dixon Hughes PLLC (“DH”) as the Company’s independent auditor. This mutually agreed to resignation of DH was considered and approved by the Audit Committee of the Company’s Board of Directors. While DH did not continue as the Company’s independent auditor, DH has continued to perform internal audit functions and other accounting and consulting functions for the Company.

  DH’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2005 and 2004, and through the period ended June 22, 2006, there were no disagreements with DH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to DH’s satisfaction, would have caused DH to make reference thereto in their reports on the financial statements for such years.

On June 22, 2006, the Company appointed Larrowe & Company PLC (“LC”) as the Company’s new independent auditor. The Company did not consult with LC during the two fiscal years ended December 31, 2005 and 2004 or during any subsequent interim period through and including the date of LC’s appointment as the Company’s independent auditor on either the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or any matter that was either the subject of a disagreement or an event as described in Item 304(a)(1)(iv) of Regulation S-B.

On November 17, 2006, the Audit Committee of the Board of Directors of the Company was notified by LC that it had merged with the firm of Elliott Davis effective on that date, and that it would no longer operate or provide audit services as a separate entity. At a meeting held on November 20, 2006, the Company’s Audit Committee approved the engagement of Elliott Davis, the successor firm in the merger, to serve as the Company’s independent auditor for the fiscal year ended December 31, 2006.

On June 22, 2006, the Company engaged LC as its independent auditor for the fiscal year ended December 31, 2006. During the interim period preceding the Audit Committee’s decision to engage Elliott Davis as the Company’s new independent auditor, there were no disagreements with LC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LC, would have caused LC to make reference to the subject matter of the disagreement in connection with its report.

22

During the fiscal years ended December 31, 2004 and 2005, and the subsequent interim periods through and including the date of Elliott Davis' appointment as the Company’s independent auditor, the Company did not consult with Elliott Davis on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or any matter that was either the subject of a disagreement or an event as described in Item 304(a)(1)(iv) of Regulation S-B.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ELLIOTT DAVIS, LLC AS INDEPENDENT AUDITOR FOR THE COMPANY AND THE BANK FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

Audit Fees Paid to Independent Auditor

      The following table represents fees for professional services rendered by Elliott Davis for the audit of the Company and the Bank’s annual financial statements for the years ended December 31, 2007 and 2006 and fees billed for audit-related services, tax services and all other services rendered by Elliott Davis for each of those fiscal years.

	Year ended December 31,
	2007	2006
Audit Fees[1]	$48,127	$40,500
Audit-Related Fees[2]	$0	$0
Tax Fees[3]	$3,628	$3,000
All Other Fees[4]	$528	$288
Total Fees	$52,283	$43,788

[1]
These are fees paid or expected to be paid for professional services rendered for the audit of the Company and the Bank’s annual financial statements and for the reviews of the financial statements included in the Company and the Bank’s quarterly reports on Form 10-QSB, and for services normally provided in connection with statutory or regulatory filings or engagements.

[2]
These are fees paid for assurance and related services that were reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees” above.

[3]
These are fees paid for professional services rendered for tax compliance, tax planning and tax advice, including assistance in the preparation of the Company and the Bank’s various federal, state and local tax returns, tax credit consultation and franchise tax return amendments.

[4]
These are fees paid for permissible work performed by Elliott Davis that does not meet the above categories, and in the fiscal year ended December 31, 2006 included consultation regarding securities classification.

Pre-Approval of Audit and Permissible Non-Audit Services

All audited-related services, tax services and other services rendered in 2007 were pre-approved by the Audit Committee, which concluded that the provision of those services by Elliott Davis was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s charter provides for pre-approval of all audit and non-audit services to be provided by the Company and the Bank’s independent auditor. The charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, provided that any approvals using this procedure are presented to the Audit Committee at its next scheduled meeting.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

It is presently anticipated that the 2009 Annual Meeting of Stockholders will be held in May 2009. In order for stockholder proposals to be included in the proxy materials for that meeting, those proposals must be received by the Corporate Secretary of the Company at the Company’s main office not later than December 18, 2008, and meet all other applicable requirements for inclusion in the proxy statement.

23

In the alternative, a stockholder may commence his own proxy solicitation subject to the SEC’s rules on proxy solicitation and present a proposal from the floor at the 2009 Annual Meeting of Stockholders. In order to do so, the stockholder must notify the Corporate Secretary of the Company in writing, at the Company’s main office no later than March 6, 2009 of his or her proposal. If the Secretary of the Company is not notified of the stockholder’s proposal by March 6, 2009, the Board may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board for the 2008 Annual Meeting.

The Company’s Bylaws provide that, in order to be eligible for consideration at a meeting of stockholders, all nominations of directors, other than those made by the Board, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 60 days notice of the meeting is given to stockholders, such nominations must be delivered to the Corporate Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

OTHER MATTERS

Management knows of no other matters to be presented for consideration at the Meeting or any adjournments thereof. If any other matters shall properly come before the Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

MISCELLANEOUS

The Annual Report of the Company for the year ended December 31, 2007, which includes financial statements audited and reported upon by the Company’s independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of this Proxy Statement or a solicitation of proxies.

By Order of the Board of Directors

/s/ Norman B. Osborn
Wilson, North Carolina May 2, 2008	Norman B. Osborn President and Chief Executive Officer

24

Appendix A

Audit Committee Charter
Adopted: June 8, 2005

Purpose

The principal purpose of the Audit Committee is to assist the Board of Directors of CB Financial Corporation (the “Company”) in fulfilling its responsibility to oversee: (i) the integrity of the Company’s financial statements; (ii) the Company’s financial reporting process; (iii) the Company’s systems of internal accounting and financial controls; (iv) the performance of the Company’s internal audit function and independent auditors; (v) the independent auditors’ qualifications and independence; and (vi) the Company’s compliance with its policies about ethical conduct and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee and each of the independent auditors, the internal auditors, and the management of the Company.

In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditors and to any advisers, including independent counsel, that the Committee chooses to engage.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Composition

The Committee shall be comprised of no fewer than three members of the Board. The members of the Committee shall be appointed and replaced by the Board.

The Committee’s members will meet the requirements of the applicable listing standards of the stock exchange or inter-dealer market on which the Company’s common stock is listed or qualified for quotation (“Listing Standards”), if any. Accordingly, all members of the Committee shall be directors who:

•	Have no relationship with the Company’s management or with the Company that may interfere with the exercise of their independent judgment;

•	Do not receive any consulting, advisory or other compensatory fee from the Company, other than in the members’ capacities as members of the Board or any of its committees;

•	Are not “affiliated persons” (as defined by applicable law or regulation) of the Company, other than as members of the Board; and

•	Are financially literate as required by applicable Listing Standards.

25

In the event that regulations of the Securities and Exchange Commission (“SEC”) impose more stringent requirements or are otherwise in conflict with the Listing Standards, such regulations shall be controlling under this Charter. In addition, at least one member of the Committee will have accounting or related financial management expertise and, to the extent practicable, be an “audit committee financial expert” (as that term is defined by the SEC) as determined by the Board.

The Committee shall meet at least twice per year, or more frequently as circumstances dictate. The Committee shall periodically meet separately with each of the Company’s management, internal auditors, and independent auditors to discuss issues and concerns warranting Committee attention. The Committee may delegate authority to any subcommittees created by it and composed of one or more of its members or individuals when appropriate. Any such subcommittee or individual acting under authority delegated by the Committee shall report any actions taken to the Committee at its next scheduled meeting. The Committee shall report regularly to the Board.

Duties and Responsibilities

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

Financial Statement and Disclosure Matters

•
The Committee shall review and discuss with management and the independent auditors the annual audited financial statements, and disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K or 10-KSB, as applicable, from time to time, and the Annual Report to Stockholders.

•
The Committee shall review and discuss with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q or 10-QSB, as applicable, from time to time, including the results of the independent auditors’ reviews of the quarterly financial statements.

26

•
The Committee shall periodically review with management and the independent auditors the quality, as well as acceptability, of the Company’s accounting policies, and discuss with the independent auditors (i) how the Company’s accounting policies compare with those of other companies in the industry in which the Company is a participant and (ii) all alternative treatments of financial information within GAAP that have been discussed by management and the independent auditors, the ramifications of use of such alternative disclosures and treatments and the treatments preferred by the independent auditors.

•
The Committee shall periodically discuss with the independent auditors whether all material correcting adjustments identified by the independent auditors in accordance with GAAP and applicable SEC rules are reflected in the Company’s financial statements.

•
The Committee shall review with management and the independent auditors any material financial or other arrangements of the Company which are not reflected in the Company’s financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that typically would be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements.

•
The Committee shall discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including (i) any significant changes in the Company’s selection or application of accounting principles, (ii) any material issues as to the adequacy of the Company’s internal controls, (iii) the development, selection and disclosure of critical accounting policies, practices and estimates, and (iv) any analyses of the effect of alternative accounting principles, assumptions, practices or estimates on the Company’s financial statements. Such discussions also shall address why any practices, estimates or policies have not been deemed critical.

•
The Committee shall review and discuss with management the Company’s public disclosures with respect to earnings, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts, rating agencies or other participants in the securities markets.

•
The Committee shall discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as existing (or proposed) off-balance sheet structures on the Company’s financial statements.

•
The Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•
The Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 relating to the conduct of an audit of the Company’s annual financial statements and other similar matters. In particular, the Committee shall discuss:

27

•	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditors, internal auditors or management.

•	The management letter provided by the independent auditors and the Company’s response to that letter.

•
The independent auditors’ report on observations and recommendations on internal controls, the schedule of material adjustments and reclassifications proposed by the independent auditors in connection with an audit (and any adjustments and reclassifications not recorded), the independent auditors’ engagement letter and the independent auditors’ independence letter.

•
Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	The Committee shall prepare its report as required by SEC regulations to be included in the Company’s annual proxy statement.

Oversight of the Company’s Relationship with the Independent Auditors

•
The Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors in preparing or issuing any audit report or related work, including resolution of any disagreements between management and the independent auditors regarding financial reporting.

•
The Committee shall approve the engagement of the independent auditors and shall approve, in advance, all audit services and all permitted non-audit services to be provided to the Company by the independent auditors. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

•
On an annual basis, the Committee shall obtain from the independent auditors and review a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1 and such other requirements as may be established by the Public Company Accounting Oversight Board, discuss with the independent auditors any disclosed relationships and their impact on the independent auditors’ independence, and take appropriate action regarding the independence of the independent auditors.

28

•	At least annually, the Committee shall obtain and review a report by the independent auditors describing:

•	The independent auditors’ internal quality control procedures;

•
Any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address such issues; and

•	All relationships between the independent auditors and the Company.

•
The Committee shall evaluate the qualifications, performance and independence of the independent auditors, including considering whether the independent auditors’ quality controls are adequate and the provision of permissible non-audit services is compatible with maintaining the independent auditors’ independence, while taking into account the opinions of the Company’s management and internal auditors. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditors.

•	The Committee shall recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditors of the Company.

•	The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

•
The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company’s Code of Business Conduct and Ethics).

Oversight of the Company’s Internal Audit Function

•	The Committee shall review the appointment and replacement of the internal auditor.

•	The Committee shall review all significant reports to management prepared by the internal auditor and management’s responses.

•
The Committee shall discuss with the independent auditors the internal audit function, the internal auditors’ responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit.

29

•
The Committee shall periodically (and at least annually) discuss with management and the independent auditors the quality and adequacy of the Company’s internal controls and internal auditing procedures, including any significant deficiencies in the design or operation of those controls that could adversely affect the Company’s ability to record, process, summarize and report financial data or the Company’s ability to detect any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, and discuss with the independent auditors how the Company’s financial systems and controls compare with industry practices.

•	The Committee shall review annually management’s most recent assessment of the effectiveness of the Company’s internal controls and the independent auditors’ report on management’s assessment.

Compliance Oversight Responsibilities

•
The Committee shall review and approve a Code of Business Conduct and Ethics for senior financial and executive officers of the Company in accordance with applicable SEC regulations and such Code also shall be applicable to such other employees and agents of the Company as the Board or the Committee determines.

•
The Committee shall obtain reports from the Company’s management, internal auditor and independent auditors that the Company and its affiliates are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. The Committee shall advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

•	The Committee shall review reports and disclosures of insider and affiliated party transactions.

•
The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company and its subsidiary of concerns regarding questionable accounting or auditing matters.

•	The Committee shall discuss with the Company’s general and other counsel any legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

•	The Committee shall evaluate its performance at least annually to determine whether it is functioning effectively.

30

CB FINANCIAL CORPORATION
AND SUBSIDIARY

2007 Annual Report

CB FINANCIAL CORPORATION AND SUBSIDIARY

Cornerstone Bank Web Address: www.thecornerstonebank.com

For stock transfers and change of address on shares owned please contact our Stock Transfer Agent

First-Citizens Bank & Trust Company
Corporate Trust Dept.
100 East Tryon Road
Raleigh, NC 27603
1-877-685-0576

May 2, 2008

Dear Shareholders,

Independent Auditor’s Report

To the Stockholders and the Board of Directors
CB Financial Corporation
Wilson, North Carolina

We have audited the accompanying consolidated balance sheets of CB Financial Corporation and subsidiary (the “Company”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CB Financial Corporation and subsidiary at December 31, 2007 and 2006 and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Galax, Virginia
April 7, 2008
www.elliottdavis.com

CB FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
December 31, 2007 and 2006

	2007	2006
ASSETS
Cash and due from banks	$4,542,979	$4,320,996
Interest-earning deposits in banks	3,887,097	4,182,885
Federal funds sold	2,000,000	5,879,000
Time deposits	4,373,069	1,140,000
Investment securities available for sale,
at fair value (Note D)	39,729,461	29,684,578

Loans (Note E)	130,860,639	120,618,693
Allowance for loan losses	(2,001,345)	(1,686,500)
NET LOANS	128,859,294	118,932,193

Accrued interest receivable	952,967	886,846
Stock in Federal Home Loan Bank of Atlanta, at cost	596,700	593,600
Premises and equipment (Note F)	2,196,682	2,311,728
Bank-owned life insurance	4,533,353	1,389,617
Real estate owned	656,620	451,955
Other assets	1,771,991	1,384,470
TOTAL ASSETS	$194,100,213	$171,157,868

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Demand	$14,244,295	$11,895,688
Savings	1,644,594	1,144,329
Money market and NOW	40,975,544	35,824,994
Time (Note G)	112,226,976	98,545,945
TOTAL DEPOSITS	169,091,409	147,410,956

Long term borrowings (Note H)	11,405,000	11,405,000
Accrued interest payable	229,949	270,609
Accrued expenses and other liabilities	299,725	327,516
TOTAL LIABILITIES	181,026,083	159,414,081
Commitments (Notes L and N)

Stockholders’ equity (Notes K and N):
Preferred stock, 20,000,000 shares authorized,
none issued	-	-
Common stock, no par value, 80,000,000
shares authorized; 1,073,145 and 1,070,169
shares issued and outstanding, respectively	10,658,628	10,586,164
Retained earnings	2,335,206	1,212,273
Accumulated other comprehensive gain (loss)	80,296	(54,650)
TOTAL STOCKHOLDERS’ EQUITY	13,074,130	11,743,787
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$194,100,213	$171,157,868

See accompanying notes.

CB FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
Years Ended December 31, 2007 and 2006

	2007	2006
INTEREST INCOME
Loans	$10,650,169	$9,588,140
Investment securities—taxable	1,147,102	799,700
Investment securities—tax exempt	473,976	246,999
Federal funds sold	331,385	306,261
Interest-earning deposits in banks	142,167	232,764
Other interest and dividends	106,957	145,810
TOTAL INTEREST INCOME	12,851,756	11,319,674

INTEREST EXPENSE
Money market, NOW and savings deposits	1,045,479	897,116
Time deposits	5,291,451	4,053,008
Short term borrowings	-	952
Long term borrowings	618,252	599,726
TOTAL INTEREST EXPENSE	6,955,182	5,550,802
NET INTEREST INCOME	5,896,574	5,768,872

PROVISION FOR LOAN LOSSES (Note E)	489,255	941,937

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	5,407,319	4,826,935

NON-INTEREST INCOME
Service charges on deposit accounts	564,820	505,825
Mortgage operations	299,001	328,913
Loss on sale of investment securities	-	(12,638)
Other income	221,220	207,566
TOTAL NON-INTEREST INCOME	1,085,041	1,029,666

NON-INTEREST EXPENSE
Salaries and employee benefits	2,735,232	2,297,305
Occupancy and equipment	417,714	377,307
Data processing expenses	578,395	527,191
Other (Note J)	1,251,086	1,015,700
TOTAL NON-INTEREST EXPENSE	4,982,427	4,217,503

INCOME BEFORE INCOME TAXES	1,509,933	1,639,098

INCOME TAXES (Note I)	387,000	524,000
NET INCOME	$1,122,933	$1,115,098

NET INCOME PER SHARE
Basic	$1.05	$1.05
Diluted	1.00	1.01

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	1,070,177	1,064,302
Diluted	1,119,758	1,105,237

See accompanying notes.

CB FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Years Ended December 31, 2007 and 2006

	2007	2006

NET INCOME	$1,122,933	$1,115,098

OTHER COMPREHENSIVE INCOME:
Securities available for sale:
Unrealized holding gains on
available-for-sale securities	219,603	289,831
Tax effect	(84,657)	(111,730)
Unrealized losses resulting from transfer of securities
from held to maturity to available for sale	-	(133,426)
Tax effect	-	51,436
Reclassification of losses recognized in net income	-	12,638
Tax effect	-	(4,872)
TOTAL OTHER COMPREHENSIVE INCOME	134,946	103,877
COMPREHENSIVE INCOME	$1,257,879	$1,218,975

See accompanying notes.

CB FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
Years Ended December 31, 2007 and 2006

	Common stock		Retained	Accumulated other comprehensive income	Total stockholders’
	Shares	Amount	earnings	(loss)	equity

BALANCE AT DECEMBER 31, 2005	1,014,228	$9,640,494	$959,825	$(158,527)	$10,441,792

Net income	-	-	1,115,098	-	1,115,098
Other comprehensive income	-	-	-	103,877	103,877
5% stock dividend, net of
fractional shares paid in cash	49,986	850,425	(862,650)	-	(12,225)
Issuance of common stock	5,955	72,293	-	-	72,293
Stock based compensation expense	-	22,952	-	-	22,952
BALANCE AT DECEMBER 31, 2006	1,070,169	10,586,164	1,212,273	(54,650)	11,743,787

Net income	-	-	1,122,933	-	1,122,933
Other comprehensive income	-	-	-	134,946	134,946
Issuance of common stock	2,976	44,902	-	-	44,902
Stock based compensation expense	-	27,562	-	-	27,562
BALANCE AT DECEMBER 31, 2007	1,073,145	$10,658,628	$2,335,206	$80,296	$13,074,130

See accompanying notes.

CB FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2007 and 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,122,933	$1,115,098
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and accretion	92,269	148,720
Compensation expense	27,562	22,952
Impairment of cost method investments	-	83,318
Realized loss on available-for-sale securities	-	12,638
Loss on sale of bank equipment	5,893	296
Loss on sale of real estate owned	127,814	21,695
Real estate donated to church	5,000	-
Provision for loan losses	489,255	941,937
Provision for real estate loan losses	-	10,685
Earnings on bank-owned life insurance	(143,736)	(51,778)
Deferred income tax expense (benefit)	(235,000)	123,000
Change in assets and liabilities:
Increase in accrued interest receivable	(66,121)	(258,788)
Increase in other assets	(89,277)	(345,987)
Increase (decrease) in accrued interest payable	(40,660)	32,666
Decrease in accrued expenses and other liabilities	(27,791)	(151,300)
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,268,141	1,705,152

CASH FLOWS FROM INVESTING ACTIVITIES
Net maturities (purchases) of time deposits	(3,233,069)	4,313,000
Purchase of available-for-sale investments	(16,752,789)	(14,730,729)
Sales of available for sale investments	-	992,828
Proceeds from sale of real estate owned	432,366	676,992
Renovations on real estate owned	(97,114)	-
Proceeds from maturities and calls of available for sale investment	6,968,707	3,723,292
Net increase in loans	(11,109,487)	(8,225,429)
Purchase of Federal Home Loan Bank stock	(3,100)	(65,000)
Purchase of investments accounted for under the cost method	(127,500)	(87,500)
Purchase bank owned life insurance	(3,000,000)	-
Purchases of bank premises and equipment	(24,315)	(693,519)
NET CASH USED BY INVESTING ACTIVITIES	(26,946,301)	(14,096,065)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in deposits	21,680,453	18,341,558
Issuance of common stock	44,902	72,293
Cash paid for fractional shares	-	(12,225)
Net increase (decrease) in short term borrowings	-	(1,138,333)
NET CASH PROVIDED BY FINANCING ACTIVITIES	21,725,355	17,263,293

NET INCREASE (DECREASE)
IN CASH AND CASH EQUIVALENTS	(3,952,805)	4,872,380

CASH AND CASH EQUIVALENTS, BEGINNING	14,382,881	9,510,501
CASH AND CASH EQUIVALENTS, ENDING	$10,430,076	$14,382,881

Continued

CB FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS, continued
Years Ended December 31, 2007 and 2006

	2007	2006

CASH AND CASH EQUIVALENTS
Cash and due from banks	$4,542,979	$4,320,996
Interest-earning deposits in banks	3,887,097	4,182,885
Federal funds sold	2,000,000	5,879,000
	$10,430,076	$14,382,881

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	$6,995,842	$5,518,136
Income taxes paid	714,381	960,000
Unrealized loss on investment securities available for sale, net	134,946	103,877
Transfer from loans to real estate owned	672,731	1,043,913

See accompanying notes.

CB FINANCIAL CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE A - ORGANIZATION AND OPERATIONS

Cornerstone Bank (the “Bank”) was incorporated on March 14, 2000 and began banking operations on March 15, 2000. The Bank is engaged in general commercial and retail banking in eastern North Carolina, principally in Wilson County, and operates under the banking laws of North Carolina and the rules and regulations of the Federal Deposit Insurance Corporation and the North Carolina Commissioner of Banks. The Bank undergoes periodic examinations by those regulatory authorities.

In June 2005, the shareholders of Cornerstone Bank (the “Bank”) approved an Agreement and Plan of Reorganization pursuant to which the Bank became a wholly owned banking subsidiary of CB Financial Corporation (the “Company”), a North Carolina corporation formed as a holding company for the Bank. At the closing of the holding company reorganization (the “Reorganization”), one share of the Company’s no par value common stock was exchanged for each of the outstanding shares of the Bank's $5.00 par value common stock. The Company currently has no operations and conducts no business on its own other than its ownership of the Bank and the common shares of CB Financial Capital Trust I, a Connecticut statutory trust to facilitate the issuance of $5 million of trust preferred securities.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of CB Financial Corporation and Cornerstone Bank. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and (ii) the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to management’s determination of the allowance for loan losses and the valuation of deferred tax assets.

Cash and Cash Equivalents

For the purpose of presentation in the statement of cash flows, cash and cash equivalents are defined as those amounts included in the balance sheet captions “Cash and due from banks,” “Interest-earning deposits in banks” and “Federal funds sold.”

Investment Securities Available for Sale

Investment securities available for sale are reported at fair value and consist of debt instruments that are not classified as either trading securities or as held to maturity securities. Unrealized holding gains and losses, net of deferred income tax, on available for sale securities are reported as a net amount in accumulated other comprehensive income. Gains and losses on the sale of investment securities available for sale are determined using the specific-identification method. Declines in the fair value of individual investment securities available for sale below their cost that are other than temporary would result in write-downs of the individual securities to their fair value. Such write-downs would be included in earnings as realized losses. Premiums and discounts are recognized in interest income using the interest method over the period to maturity.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Loans

Loans that management has the intent and ability to hold for the foreseeable future or until maturity are reported at their outstanding principal adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans and unamortized premiums or discounts on purchased loans. Loan origination fees and certain direct origination costs are capitalized and recognized as an adjustment of the yield of the related loan. The accrual of interest on impaired loans is discontinued when, in management’s opinion, the borrower may be unable to meet payments as they become due. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received.

Allowance for Loan Losses

The provision for loan losses is based upon management’s estimate of the amount needed to maintain the allowance for loan losses at an adequate level. In making the evaluation of the adequacy of the allowance for loan losses, management gives consideration to current business and economic conditions, statutory examinations of the loan portfolio by regulatory agencies, delinquency information and management’s internal review of the loan portfolio. Loans are considered impaired when it is probable that all amounts due under the contractual terms of the loan will not be collected. The measurement of impaired loans is generally based on the present value of expected future cash flows discounted at the historical effective interest rate, or upon the fair value of the collateral if the loan is collateral dependent. If the recorded investment in the loan exceeds the measure of fair value, a valuation allowance is established as a component of the allowance for loan losses. While management uses the best information available to make evaluations, future adjustments to the allowance may be necessary if conditions differ substantially from the assumptions used in making the evaluations. In addition, regulatory examiners may require the Bank to recognize adjustments to the allowance for loan losses based on their judgments about information available to them at the time of their examination.

Mortgage Operations

The Bank originates single family, residential first mortgage loans on a presold basis. The Bank recognizes certain origination and service release fees upon the sale, which are included in non-interest income on the statements of operations under the caption “Mortgage operations.”

Premises and Equipment

Company’s premises and equipment are stated at cost less accumulated depreciation. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets. Estimated useful lives are 35 years for buildings, 3 to 15 years for furniture, fixtures and equipment and 2 to 5 years for computers and related equipment. Repairs and maintenance costs are charged to operations as incurred and additions and improvements to premises and equipment are capitalized. Upon sale or retirement, the cost and related accumulated depreciation are removed from the accounts and any gains or losses are reflected in current operations.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock in Federal Home Loan Bank of Atlanta and Investments accounted for under the Cost Method

As a requirement for membership, the Company invests in stock of the Federal Home Loan Bank of Atlanta (“FHLB”), which is carried at cost. Because of the redemption provisions of the FHLB, the Company estimated that fair value equals cost and that this investment was not impaired at December 31, 2007.

Periodically, the Company invests in nonmarketable equity securities which are accounted for under the cost method. These investments are carried at cost unless a determination has been made that they are impaired. During 2006, management identified a change in the circumstances of one of these investments that resulted in a writedown in its fair value of $83,318. These investments are included in other assets in the accompanying consolidated balance sheets.

Real Estate Owned

Real estate acquired through, or in lieu of, loan foreclosure is initially recorded at fair value at the date of foreclosure establishing a new cost basis. After foreclosure, valuations of the property are periodically performed by management and the real estate is carried at the lower of cost or fair value minus estimated cost to sell. Revenue and expenses from operations and changes in the valuation allowance are included in other non-interest expense.

Income Taxes

Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes. Deferred tax assets are also recognized for operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that the tax benefits will not be realized.

Comprehensive Income

The Company reports as comprehensive income all changes in stockholders' equity during the year from sources other than shareholders. Other comprehensive income refers to all components (revenues, expenses, gains, and losses) of comprehensive income that are excluded from net income. The Company's only component of other comprehensive income is unrealized gains and losses on investment securities available for sale.

Advertising Costs

Advertising costs are expensed as incurred.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock Compensation Plans

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standard (“SFAS”) No. 123 (revised 2004), “Share-Based Payment”, which was issued by the Financial Accounting Standards Board (“FASB”) in December 2004. SFAS No. 123R revises SFAS No. 123 Accounting for Stock Based Compensation, and supersedes Accounting Principles Board Opinion (“APB”) No. 25, “Accounting for Stock Issued to Employees”, and its related interpretations. SFAS No. 123R requires recognition of the cost of employee services received in exchange for an award of equity instruments in the financial statements over the period the employee is required to perform the services in exchange for the award (usually the vesting period). SFAS No. 123R also requires measurement of the cost of employee services received in exchange for an award based on the grant-date fair value of the award. SFAS No. 123R also amends SFAS No. 95 “Statement of Cash Flows”, to require that excess tax benefits be reported as financing cash inflows, rather than as a reduction of taxes paid, which is included within operating cash flows.

The Company adopted SFAS No. 123R using the modified prospective application as permitted under SFAS No. 123R. Accordingly, prior period amounts have not been restated. Under this application, the Company is required to record compensation expense for all awards granted after the date of adoption and for the unvested portion of previously granted awards that remain outstanding at the date of adoption. Prior to the adoption of SFAS No. 123R, the Company used the intrinsic value method as prescribed by APB No. 25 and thus recognized no compensation expense for options granted with exercise prices equal to the fair market value of the Company's common stock on the date of grant.

Per Share Results

Basic earnings per share represents income available to common stockholders divided by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflect additional common shares that would have been outstanding if dilutive potential common shares had been issued, as well as any adjustment to income that would result from the assumed issuance. Potential common shares that may be issued by the Company relate to outstanding stock options, and are determined using the treasury stock method.

The basic and diluted weighted average shares outstanding are as follows:
	2007	2006

Weighted average outstanding shares used for basic EPS	1,070,177	1,064,302

Plus incremental shares from assumed exercise of
stock options and employee stock purchase plan purchases	49,581	40,935

Weighted average outstanding shares used for diluted EPS	1,119,758	1,105,237

There were no adjustments required to be made to net income in the computation of diluted earnings per share. For the years ended December 31, 2007 and 2006, there were no options that were anti-dilutive as a result of the exercise price exceeding the average market price of the Company’s common stock for the year.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Per Share Results (Continued)

On July 17, 2006, the Company’s Board of Directors declared a 5% stock dividend, which was distributed on August 31, 2006 to shareholders of record on July 31, 2006. All references to per share results and weighted average common and common equivalent shares outstanding have been adjusted to reflect the effects of these stock dividends.

Recent Accounting Pronouncements

In March 2007, the FASB ratified the consensus reached on EITF 06-10, “Accounting for Collateral Assignment Split-Dollar Life Insurance Arrangements” (“EITF 06-10”). The postretirement aspect of this EITF is substantially similar to EITF 06-4 and requires that an employer recognize a liability for the postretirement benefit related to a collateral assignment split-dollar life insurance arrangement in accordance with either FASB Statement No. 106 or APB Opinion No. 12, as appropriate, if the employer has agreed to maintain a life insurance policy during the employee's retirement or provide the employee with a death benefit based on the substantive agreement with the employee. In addition, a consensus was reached that an employer should recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. EITF 06-10 is effective for the Company on January 1, 2008. The Company does not believe the adoption of EITF 06-10 will have a material impact on its financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115” (“SFAS 159”). This statement permits, but does not require, entities to measure many financial instruments at fair value. The objective is to provide entities with an opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Entities electing this option will apply it when the entity first recognizes an eligible instrument and will report unrealized gains and losses on such instruments in current earnings. This statement 1) applies to all entities, 2) specifies certain election dates, 3) can be applied on an instrument-by-instrument basis with some exceptions, 4) is irrevocable and 5) applies only to entire instruments. One exception is demand deposit liabilities which are explicitly excluded as qualifying for fair value. With respect to SFAS 115, available-for-sale and held-to-maturity securities at the effective date are eligible for the fair value option at that date. If the fair value option is elected for those securities at the effective date, cumulative unrealized gains and losses at that date shall be included in the cumulative-effect adjustment and thereafter, such securities will be accounted for as trading securities. SFAS 159 is effective for the Company on January 1, 2008. The Company is currently analyzing the fair value option that is permitted, but not required, under SFAS 159.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations,” (“SFAS 141(R)”) which replaces SFAS 141. SFAS 141(R) establishes principles and requirements for how an acquirer in a business combination recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any controlling interest; recognizes and measures goodwill acquired in the business combination or a gain from a bargain purchase; and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. FAS 141(R) is effective for acquisitions by the Company taking place on or after January 1, 2009. Early adoption is prohibited. Accordingly, a calendar year-end company is required to record and disclose business combinations following existing accounting guidance until January 1, 2009. The Company will assess the impact of SFAS 141(R) if and when a future acquisition occurs.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Before this statement, limited guidance existed for reporting noncontrolling interests (minority interest). As a result, diversity in practice exists. In some cases minority interest is reported as a liability and in others it is reported in the mezzanine section between liabilities and equity. Specifically, SFAS 160 requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financials statements and separate from the parent’s equity. The amount of net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement. SFAS 160 clarifies that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest. In addition, this statement requires that a parent recognize gain or loss in net income when a subsidiary is deconsolidated. Such gain or loss will be measured using the fair value of the noncontrolling equity investment on the deconsolidation date. SFAS 160 also includes expanded disclosure requirements regarding the interests of the parent and its noncontrolling interests. SFAS 160 is effective for the Company on January 1, 2009. Earlier adoption is prohibited. The Company is currently evaluating the impact, if any, the adoption of SFAS 160 will have on its consolidated financial statements.

Reclassifications

Certain amounts in the 2006 financial statements have been reclassified to conform to the 2007 presentation. The reclassifications had no effect on net income or stockholders’ equity as previously reported.

NOTE C - RESTRICTIONS ON CASH

The Bank is required to maintain average balances on hand or with the Federal Reserve Bank. At December 31, 2007 and 2006, these reserve balances amounted to $935,000 and $229,000, respectively.

NOTE D - INVESTMENT SECURITIES

The amortized cost and fair value of investment securities, with gross unrealized gains and losses, are as follows:

	December 31, 2007
		Gross	Gross
	Amortized	unrealized	unrealized	Fair
	cost	gains	losses	value

Securities available for sale:
Government sponsored enterprises	$7,055,708	$74,382	$(4,618)	$7,125,472
Municipal securities	12,083,261	28,531	(109,423)	12,002,369
Mortgage-backed securities	20,459,823	221,737	(79,940)	20,601,620
	$39,598,792	$324,650	$(193,981)	$39,729,461

NOTE D - INVESTMENT SECURITIES (Continued)

	December 31, 2006
		Gross	Gross
	Amortized	unrealized	unrealized	Fair
	cost	gains	losses	value

Securities available for sale:
Government sponsored enterprises	$8,777,766	$38,032	$(30,698)	$8,785,100
Municipal securities	7,910,206	27,058	(49,171)	7,888,093
Mortgage-backed securities	13,085,539	60,733	(134,887)	13,011,385
	$29,773,511	$125,823	$(214,756)	$29,684,578

The following tables show gross unrealized losses and fair values of investment securities, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position at December 31, 2007 and 2006. At December 31, 2007, the unrealized losses relate to one government sponsored enterprises, nine mortgage-backed securities and twenty-five municipal securities. All investment securities with unrealized losses are considered by management to be temporarily impaired given the credit ratings on these securities and management’s intent and ability to hold these securities until recovery. The unrealized losses relate to debt securities that have incurred fair value reductions due to higher market interest rates since the securities were purchased.  The unrealized losses are not likely to reverse unless and until market interest rates decline to the levels that existed when the securities were purchased or until the securities approach their maturity date. Should the Company decide in the future to sell securities in an unrealized loss position, or determine that impairment of any securities is other than temporary, irrespective of a decision to sell, an impairment loss would be recognized in the period such determination is made.

	December 31, 2007
	Less Than 12 Months		12 Months or More		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Securities available for sale:
Government sponsored enterprises	$-	$-	$627,268	$4,618	$627,268	$4,618
Municipal securities	3,549,234	52,583	4,078,315	56,840	7,627,549	109,423
Mortgage-backed securities	-	-	4,911,598	79,940	4,911,598	79,940
Total temporarily impaired available for sale securities	$3,549,234	$52,583	$9,617,181	$141,398	$13,166,415	$193,981

	December 31, 2006
	Less Than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses

Securities available for sale:
Government sponsored enterprises	$710,125	$3,834	$2,697,608	$26,864	$3,407,733	$30,698
Municipal securities	-	-	4,801,426	49,171	4,801,426	49,171
Mortgage-backed securities	725,187	39	6,374,650	134,848	7,099,837	134,887
Total temporarily impaired available for sale securities	$1,435,312	$3,873	$13,873,684	$210,883	$15,308,996	$214,756

Securities with a carrying value of $5.8 million and $5.7 million December 31, 2007 and 2006, respectively, were pledged to secure borrowings.

For the years ended December 31, 2007 and 2006, proceeds from sales of securities available for sale amounted to $0 and $992,828, respectively. From the sales, gross realized losses amounted to $0 and $12,638 and no gross realized gains for the years ended December 31, 2007 and 2006, respectively.

NOTE D - INVESTMENT SECURITIES (Continued)

The amortized cost, fair value and weighted average yield, based on amortized cost, of the Company's investment securities available for sale at December 31, 2007, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value	Weighted Average/ Yield
	(Dollars in thousands)
Securities available for sale:
Government sponsored enterprises
Due within one year	$994	$996	3.93%
Due after one but within five years	4,608	4,651	5.02%
Due after five but within ten years	1,454	1,478	4.98%
	7,056	7,125	4.86%
Mortgage-backed securities
Due after five but within ten years	486	472	4.57%
Due after ten years	19,974	20,130	5.20%
	20,460	20,602	5.19%
Municipal securities
Due after one but within five years	1,080	1,076	3.43%
Due after five but within ten years	1,796	1,799	4.08%
Due after ten years	9,207	9,127	4.23%
	12,083	12,002	4.14%
	$39,599	$39,729	4.81%

For purposes of the maturity table, mortgage-backed securities, which are not due at a single maturity date, have been allocated over maturity groupings based on the weighted-average contractual maturities of underlying collateral. The mortgage-backed securities may mature earlier than their weighted-average contractual maturities because of principal prepayments.

During 2006, approximately $6.3 million in book value of municipal securities were transferred from held to maturity to available for sale. The related unrealized loss on the securities at the time of transfer was $133,426 and is reflected in other comprehensive income (loss). The reclassification was made in order to have all the Bank’s securities classified as available for sale and thereby simplify reporting as well as to create additional ongoing flexibility in the investment portfolio.

NOTE E - LOANS

Following is a summary of loans at December 31, 2007 and 2006:

	2007		2006
		Percent		Percent
	Amount	of total	Amount	of total
	(Dollars in thousands)

Residential - mortgage	$5,513	4.21%	$4,461	3.70%
Residential - construction	3,575	2.73%	3,241	2.69%
Home equity lines of credit	8,980	6.86%	9,372	7.77%
Commercial and industrial loans	104,404	79.77%	96,611	80.07%
Loans to individuals	8,415	6.43%	6,966	5.77%

Total loans	130,887	100.00%	120,651	100.00%

Less:
Allowance for loan losses	(2,001)		(1,687)
Deferred loan fees and costs, net	(27)		(32)

Net loans receivable	$128,859		$118,932

Loans are primarily made in Wilson County, North Carolina. Real estate loans can be affected by the condition of the local real estate market. Commercial and installment loans can be affected by local economic conditions.

There was one restructured loan for approximately $7,000 at December 31, 2007 and one restructured loan for approximately $8,000 at December 31, 2006.

The following is a summary of information pertaining to impaired and non-accrual loans:

	December 31,
	2007	2006
	(in thousands)
Impaired loans without a valuation allowance	$171	$1
Impaired loans with a valuation allowance	2,423	1,486
Total impaired loans	$2,594	$1,487

Valuation allowance related to impaired loans	$1,393	$151
Total non-accrual loans	$2,566	$1,369
Total loans past due ninety days or more and still accruing	$17	$-

	Years Ended December 31,
	2007	2006
	(in thousands)
Average investment in impaired loans	$897	$1,569
Interest income recognized on impaired loans	$158	$121
Interest income recognized on a cash basis on impaired loans	$158	$121

No additional funds are committed to be advanced in connection with impaired loans.

NOTE E - LOANS (Continued)

Following is a summary of activity in the allowance for loan losses for the years indicated:

	At or for the Years
	Ended December 31,
	2007	2006
	(Dollars in thousands)

Allowance for loan losses at beginning of year	$1,687	$1,775
Provision for loan losses	489	942
	2,176	2,717
Loans charged-off:
Residential - mortgage	(20)	-
Home Equity	(39)	(13)
Multi-family residential	(26)	-
Commercial and industrial	(108)	(1,146)
Loans to individuals	(78)	(137)
Total charge-offs	(271)	(1,296)

Recoveries of loans previously charged-off:
Commercial and industrial	15	237
Multi-family residential	5	-
Home equity	18	12
Loans to individuals	58	17
Total recoveries	96	266

Net charge-offs	(175)	(1,030)

Allowance for loan losses at end of year	$2,001	$1,687

Net charge-offs as a percent of average loans outstanding during the year	.14%	.89%
Allowance for loan losses as a percent of loans at period end	1.53%	1.40%

Following is a summary of allocation of the allowance for loan losses to the indicated categories of loans and the percentage that all loans in each category bears to total loans outstanding:

	At December 31,
	2007		2006
		% of Total		% of Total
	Amount	Loans	Amount	Loans
	(Dollars in thousands)
Residential - mortgage	$56	4.21%	$62	3.70%
Residential - construction	64	2.73%	45	2.69%
Home equity lines of credit	121	6.86%	131	7.77%
Commercial and industrial loans	1,523	79.77%	1,351	80.07%
Loans to individuals	237	6.43%	98	5.77%
Total	$2,001	100%	$1,687	100.00%

At December 31, 2007, the Company had loan commitments outstanding of $240,000, pre-approved but unused lines of credit totaling $29.7 million and commercial and standby letters of credit of $834,063. In management’s opinion, these commitments represent no more than normal lending risk to the Company and will be funded from normal sources of liquidity.

NOTE E - LOANS (Continued)

The Company has had loan transactions with its directors and executive officers. Such loans were made in the ordinary course of business and on substantially the same terms and collateral as those for comparable transactions prevailing at the time. Such loans did not involve more than the normal risk of collectibility or present other unfavorable features. A summary of related party loan transactions is as follows (in thousands):

	2007	2006

Balance at beginning of year	$3,717	$3,862
Borrowings	1,952	350
Repayments	(2,290)	(495)
Balance at end of year	$3,379	$3,717

NOTE F - PREMISES AND EQUIPMENT

Following is a summary of the Company’s premises and equipment at December 31, 2007 and 2006:

	2007	2006

Land	$848,037	$848,037
Buildings	1,248,465	1,248,465
Leasehold improvements	43,451	43,451
Furniture and equipment	881,655	869,643
	3,021,608	3,009,596
Less accumulated depreciation	(824,926)	(697,868)
Total	$2,196,682	$2,311,728

Depreciation and amortization amounting to $133,468 and $132,749 for the years ended December 31, 2007 and 2006, respectively, is included in occupancy and equipment expense and data processing expense.

The Company leases a branch facility, a loan production office, and certain equipment under separate agreements that expire at various dates through October 31, 2012. Future rentals under these leases are as follows:

2008	$89,573
2009	83,045
2010	83,045
2011	59,802
2012	32,400
Thereafter	-
$347,865

Rental expense amounting to approximately $101,000 and $58,000 during the years ended December 31, 2007 and 2006, respectively, is included in occupancy and equipment expense on the accompanying consolidated statements of operations.

NOTE G - DEPOSITS

At December 31, 2007, the scheduled maturities of time deposits (dollars in thousands) are as follows:

2008	$103,975
2009	4,722
2010	2,778
2011	247
2012	505
Total	$112,227

The above table includes time deposits of $100,000 and over, which at December 31, 2007, totaled $42.1 million. Of that total, $12.5 million had scheduled maturities within three months; $16.3 million after three but within six months; $12.1 million after six but within twelve months; and $1.2 million after twelve months. Time deposits of $100,000 and over totaled $37.8 million at December 31, 2006.

NOTE H - BORROWINGS

The Company may purchase federal funds through unsecured federal funds lines of credit totaling $17.2 million. These lines are intended for short-term borrowings and are subject to restrictions limiting the frequency and term of advances. These lines of credit are payable on demand and bear interest based upon the daily federal funds rate. There were no advances under these lines at December 31, 2007 and 2006 nor were there any amounts outstanding under these lines of credit at any month end during 2007 and 2006. The average amounts outstanding under these lines of credit were $0 for 2007 and $15,175 for 2006.

The Company has an available line of credit with the FHLB equal to 10% of total assets. Advances under this line are secured by eligible securities and qualifying first mortgage loans.  The balance of qualifying pledged first mortgage loans as of December 31, 2007 was approximately $5.1 million.

NOTE H - BORROWINGS (Continued)

Advances from the FHLB of Atlanta consisted of the following at December 31, 2007 and 2006:

	Interest
Maturity	Rate	2007	2006

September 8, 2015	3.93%	$5,000,000	$5,000,000
July 16, 2012	3.90%	1,250,000	1,250,000
		$6,250,000	$6,250,000

On July 8, 2005, the Company formed CB Financial Capital Trust I, a Connecticut statutory trust (the “Trust”). On July 12, 2005, the Trust issued and sold $5,000,000 of the Trust’s Floating rate preferred securities (the “Trust Preferred Securities”) to an institutional investor in a private placement and issued $155,000 in common securities (the “Common Securities”) to the Company. The Trust Preferred Securities are fully and unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment. The proceeds from the Trust’s sale of the Trust Preferred Securities and its sale of the Common Securities were used by the Trust to purchase $5,155,000 of the Company’s Floating junior subordinated notes (the “Notes”). The net proceeds to the Company from its sale of the Notes to the Trust were invested in the Bank as additional capital to support growth and for other general corporate purposes. The Notes and the Trust Preferred Securities bear an interest rate of 185 basis points over the three-month LIBOR (London Inter-Bank Offered Rate). The Trust Preferred Securities generally rank equal to the Common Securities in priority of payment, but will rank prior to Common Securities if, and so long as, the Company fails to make principal or interest payment on the Notes. The Notes and Trust Preferred Securities each have 30-year lives and will each be callable by the Company or the Trust, at their option, on or after September 15, 2010. The Company has the option to defer interest for up to five years on the debentures. The Notes qualify as Tier I capital under Federal Reserve Board guidelines. Consistent with the provisions of FASB Interpretation (“FIN”) No. 46, “Consolidation of Variable Interest Entities,” the Company has not included the Trust in the consolidated entity. However, the Notes issued by the Company and purchased by the Trust are included on the consolidated balance sheet. In addition, the related interest expense continues to be included on the consolidated income statement.

NOTE I - INCOME TAXES

The significant components of the provision for income taxes for 2007 and 2006 are as follows:

	2007	2006

Current tax provision:
Federal	$485,000	$313,000
State	137,000	88,000
	622,000	401,000
Deferred tax provision:
Federal	(193,000)	101,000
State	(42,000)	22,000
	(235,000)	123,000
Provision for income taxes	$387,000	$524,000

NOTE I - INCOME TAXES (Continued)

The difference between the provision for income taxes and the amounts computed by applying the statutory federal income tax rate of 34% to income before income taxes is summarized below:

	2007	2006

Tax expense computed at the statutory federal rate	$513,000	$557,000

Increase (decrease) resulting from:
State income taxes, net of federal tax effect	63,000	73,000
Nontaxable income	(147,000)	(96,000)
Other, net	(42,000)	(10,000)

Provision for income taxes	$387,000	$524,000

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred taxes at December 31, 2007 and 2006 are as follows:

	2007	2006
Deferred tax assets relating to:
Allowance for loan losses	$596,000	$471,000
Pre-opening costs and expenses	2,000	2,000
Investment securities available for sale	-	34,000
Other	82,000	11,000

Total deferred tax assets	680,000	518,000

Deferred tax liabilities relating to:
Premises and equipment differences	(94,000)	(144,000)
Prepaid expenses	(18,000)	(15,000)
Investment securities available for sale	(51,000)	-
Other	(8,000)	-
Total deferred tax liabilities	(171,000)	(159,000)

Net deferred tax asset	$509,000	$359,000

NOTE J - OTHER NON-INTEREST EXPENSE

The major components of other non-interest expense for the years ended December 31, 2007 and 2006 are as follows:

	2007	2006

Postage, printing and office supplies	$98,426	$97,013
Advertising and promotion	140,452	127,685
Professional services	371,108	274,974
Other	641,100	516,028
Total	$1,251,086	$1,015,700

NOTE K - REGULATORY MATTERS

The Company is subject to various regulatory capital requirements administered by federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Company's consolidated financial statements. Quantitative measures established by regulation to ensure capital adequacy require the Company to maintain minimum amounts and ratios, as set forth in the table below. Management believes, as of December 31, 2007, that the Company meets all capital adequacy requirements to which it is subject. At December 31, 2007 and 2006, the Company’s total risk-based capital, Tier 1 risk-based capital, and leverage ratios were 13.69%, 12.67%, and 8.95% and 14.43%, 12.66% and 9.35%, respectively.

As of December 31, 2007, the most recent notification from the FDIC categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum amounts and ratios, as set forth in the table below. There are no conditions or events since that notification that management believes have changed the Bank's category. The Bank's actual capital amounts (in thousands) and ratios are also presented in the table below:

	For the Bank		Minimum Requirements
	Capital	Capital	For Capital	To Be Well
	Amount	Ratio	Adequacy	Capitalized
As of December 31, 2007
Tier 1 capital (to risk-weighted assets)	$17,906	12.05%	4.0%	6.0%
Total capital - Tier 2 capital
(to risk-weighted assets)	19,765	13.31%	8.0%	10.0%
Leverage - Tier 1 capital (to average assets)	17,906	9.30%	4.0%	5.0%

As of December 31, 2006
Tier 1 capital (to risk-weighted assets)	$16,715	13.1%	4.0%	6.0%
Total capital - Tier 2 capital
(to risk-weighted assets)	18,306	14.4%	8.0%	10.0%
Leverage - Tier 1 capital (to average assets)	16,715	9.94%	4.0%	5.0%

The Bank may not declare or pay a cash dividend, or repurchase any of its capital stock, if the effect would cause the regulatory net worth of the Bank to fall to an amount which is less than the minimum required by the FDIC and the North Carolina Office of the Commissioner of Banks.

NOTE L - OFF-BALANCE SHEET RISK

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit, undisbursed lines of credit, and standby letters of credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheets. The contract or notional amounts of those instruments reflect the extent of involvement the Company has in particular classes of financial instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

NOTE L - OFF-BALANCE SHEET RISK (Continued)

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank, upon extension of credit is based on management’s credit evaluation of the borrower. Collateral obtained varies but may include real estate, stocks, bonds, and certificates of deposit.

A summary of the contract amount of the Company’s exposure to off-balance sheet credit risk as of December 31, 2007 is as follows:

Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit	$240,000
Undisbursed lines of credit	29,725,837
Commercial and standby letters of credit	834,063

NOTE M - DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS

Financial instruments include cash and due from banks, interest-bearing deposits in banks, federal funds sold, time deposits, investments, loans, stock in the FHLB of Atlanta, bank-owned life insurance, deposit accounts and borrowings. Fair value estimates are made at a specific moment in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument. Because no active market readily exists for a portion of the Company’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and Due from Banks, Interest-Earning Deposits In Banks and Federal Funds Sold

The carrying amounts for cash and due from banks, interest-earning deposits in banks and federal funds sold approximate fair value because of the short maturities of those instruments.

Time Deposits

The fair value of time deposits is estimated using rates currently offered for instruments of similar maturity.

NOTE M - DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS (Continued)

Investment Securities

Fair value for investment securities equals quoted market price if such information is available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Loans

For certain homogenous categories of loans, such as residential mortgages, fair value is estimated using the quoted market prices for securities backed by similar loans, adjusted for differences in loan characteristics. The fair value of other types of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Accrued Interest

The carrying amounts of accrued interest approximate fair value.

Stock in Federal Home Loan Bank of Atlanta

The fair value for FHLB stock approximates carrying value, based on the redemption provisions of the FHLB.

Investment in Bank-Owned Life Insurance

The carrying value of life insurance approximates fair value because this investment is carried at cash surrender value, as determined by the insurer.

Deposits and Borrowings

The fair value of demand, savings, money market and NOW deposits is the amount payable on demand at the reporting date. The fair value of time deposits and borrowings is estimated based on discounting cash flows using the rates currently offered for instruments of similar remaining maturities.

Financial Instruments with Off-Balance Sheet Risk

With regard to financial instruments with off-balance sheet risk discussed in Note L, it is not practicable to estimate the fair value of future financing commitments.

NOTE M - DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS (Continued)

Financial Instruments with Off-Balance Sheet Risk (Continued)

The carrying amounts and estimated fair values of the Company’s financial instruments, none of which are held for trading purposes, are as follows at December 31, 2007 and 2006:

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
	(In thousands)
Financial assets:
Cash and due from banks	$4,543	$4,543	$4,321	$4,321
Interest-earning deposits in banks	3,887	3,887	4,183	4,183
Federal funds sold	2,000	2,000	5,879	5,879
Time deposits	4,373	4,373	1,140	1,140
Investment securities available for sale	39,729	39,729	29,685	29,685
Accrued interest receivable	953	953	887	887
Federal Home Loan Bank stock	597	597	594	594
Investment in bank-owned life insurance	4,533	4,533	1,390	1,390
Loans	128,859	130,133	118,932	118,955
Financial liabilities:
Deposits	169,091	164,297	147,411	147,397
Borrowings	11,405	11,368	11,405	11,092
Accrued interest payable	230	230	271	271

NOTE N - EMPLOYEE AND DIRECTOR BENEFIT PLANS

401(k) Plan

The Company has a 401(k) Plan (the “Plan”) in which substantially all employees participate. The Company makes matching contributions equal to 100 percent of the first 6 percent of an employee’s compensation contributed to the Plan. Matching contributions vest to the employee equally over a four-year period. For the years ended December 31, 2007 and 2006, expense attributable to the Plan amounted to $98,682 and $81,850, respectively.

Stock Option Plans

During 2002 the Company adopted, with shareholder approval, an Employee Stock Option Plan (the “Employee Plan”) and a Director Stock Option Plan (the “Director Plan”). Each plan makes available options to purchase 80,284 shares (adjusted for all stock dividends) of the Company’s common stock for an aggregate number of common shares reserved for options equal to 160,568. All options granted originally were scheduled to vest over five years, with 20% vesting on the first anniversary of the grant date, and 20% vesting annually thereafter. During 2005, an amendment was made to the plan providing for accelerated vesting of all options, resulting in all options being immediately vested. All unexercised options expire ten years after the date of grant. A summary of the Company’s option plans as of and for the years ended December 31, 2007 and 2006, giving effect to a 5% stock dividend in 2006, is as follows:

NOTE N - EMPLOYEE AND DIRECTOR BENEFIT PLANS (Continued)

Stock Option Plans (Continued)

			Outstanding Options		Exercisable Options
	Shares in Plans	Shares Available for Future Grants	Number Outstanding	Weighted Average Exercise Price	Number Outstanding	Weighted Average Exercise Price

At December 31, 2005	160,568	32,086	128,482	$9.93	128,482	$9.93

Options granted/vested	-	-	-	-	-	-
Options forfeited	-	-	-	-	-	-
At December 31, 2006	160,568	32,086	128,482	9.93	128,482	9.93

Options granted/vested
Options forfeited		6,945	6,945		6,945
At December 31, 2007	160,568	39,031	121,537	$9.93	121,537	$9.93

The weighted average remaining life of all options outstanding as of December 31, 2007, all of which have an exercise price of $9.93, is 5.7 years.

The aggregate intrinsic value of all options outstanding was $1,223,375 as of December 31, 2007. All options outstanding were exercisable as of both dates.

Employment Agreements

The Company has entered into an employment agreement with its chief executive officer to ensure a stable and competent management base. This agreement provides for benefits as spelled out in the contract and cannot be terminated by the Board of Directors, except for cause, without prejudicing the officer’s right to receive certain vested rights, including compensation. In the event of a change in control of the Company, as outlined in the agreement, the acquirer will be bound to the terms of this contract.

The Company also has entered into agreements with four executive officers which provide for severance pay benefits in the event of a change in control of the Company resulting in the termination of such executive officers or diminished compensation, duties or benefits.

Employee Stock Purchase Plan

The Employee Stock Purchase Plan (the "Purchase Plan") is a voluntary plan that enables full-time employees of the Company and its subsidiary to purchase shares of our common stock. The Purchase Plan is administered by a committee of the Board of Directors, which has broad discretionary authority to administer the Purchase Plan. The Company's Board of Directors may amend or terminate the Purchase Plan at any time. The Purchase Plan is not intended to be qualified as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

Once a year, participants in the Purchase Plan purchase the Company's common stock at the lesser of: (a) eighty-five percent (85%) of the fair market value of the common stock on the date of grant, or (b) eighty-five percent (85%) of the fair market value of the common stock on the purchase date. Participants are permitted to purchase shares under the Purchase Plan up to a maximum purchase amount not to exceed $25,000 in fair market value.

NOTE N - EMPLOYEE AND DIRECTOR BENEFIT PLANS (Continued)

As of December 31, 2007, 44,100 shares (adjusted for all stock dividends) of our common stock had been reserved for issuance under the Purchase Plan and 16,155 shares have been purchased under the plan, of which 2,956 shares were purchased during 2007 and 5,955 were purchased during 2006.

Total stock based compensation expense under the Purchase Plan was $27,562 in 2007.

NOTE O - PARENT COMPANY FINANCIAL DATA

CB Financial Corporation became the holding company for Cornerstone Bank on June 8, 2005. Following are condensed financial statements of CB Financial Corporation as of and for the years ended December 31, 2007 and 2006 presented in thousands.

Condensed Balance Sheets
December 31, 2007 and 2006

	2007	2006
Assets:
Cash on deposit in subsidiary	$88	$100
Investment in subsidiary bank	17,986	16,660
Other assets	169	155
Total assets	$18,243	$16,915
Liabilities:
Junior subordinated debentures	$5,155	$5,155
Other liabilities	14	16
Total liabilities	5,169	5,171

Stockholders’ equity:
Common stock	10,659	10,586
Retained earnings	2,335	1,212
Accumulated other comprehensive loss	80	(54)
Total stockholders’ equity	13,074	11,744
Total liabilities and stockholders’ equity	$18,243	$16,915

Condensed Statements of Operations
Years Ended December 31, 2007 and 2006

	2007	2006

Equity in undistributed net income of bank subsidiary	$1,191	$1,176
Dividends from bank subsidiary	275	395
Interest income	11	11
Interest expense	(382)	(361)
Other expense	(201)	(106)
Income tax benefit	228	-
Net income	$1,122	$1,115

NOTE O - PARENT COMPANY FINANCIAL DATA (Continued)

Condensed Statements of Cash Flows
Years Ended December 31, 2007 and 2006

	2007	2006

Operating activities:
Net income	$1,122	$1,115
Undistributed net income of bank subsidiary	(1,191)	(1,176)
Compensation expense	28	23
Increase in other assets	(14)	-
Increase (decrease) in other liabilities	(2)	2
	(57)	(36)

Investing activities:
Investment in subsidiary	-	-
Fractional shares paid	-	(12)
	-	(12)

Financing activities:
Issuance of common stock	45	73
	45	73
Net increase (decrease) in cash	(12)	25

Cash, beginning of period	100	75
Cash, end of period	$88	$100

NOTE P - SUBSEQUENT EVENT

On February 26, 2008, a meeting of the stockholders was held and various amendments to the Company’s Articles of Incorporation were approved that resulted in a reduction in the number of common stockholders to fewer than 300, thereby enabling a plan to deregister the Company’s common stock under the Securities Exchange Act of 1934, as amended, and, therefore, terminate its obligations to file reports with the Securities and Exchange Commission.

The amendments to the Company’s Articles of Incorporation provided for the following: (i) a 1-for-132 reverse stock split of the Company’s common stock with a cash payout for fractional shares resulting from the reverse split (the “Reverse Stock Split”), (ii) a 132-for-1 forward stock split to be effective following the Reverse Stock Split (the “Forward Stock Split”), (iii) the conversion of all outstanding shares of Common Stock held by record shareholders owning fewer than 264 shares following the Reverse Stock Split and the Forward Stock Split to a new class of Series B Preferred Stock and (iv) the conversion of all outstanding shares of Common Stock held by record shareholders owning 264 or more shares, but fewer than 792 shares, following the Reverse Stock Split and the Forward Stock Split to a new class of Series A Preferred Stock (the Series A and Series B conversions, collectively, are the “Conversions”).

Stockholders received cash in lieu of any fractional shares resulting from the transactions equal to $20.00 for each pre-split share. Such payments totaled approximately $747,000, which will result in a reduction in the Company’s capital of the same amount.

Effective immediately, the Company will no longer file periodic reports with the Securities and Exchange Commission, including annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and as of June 1, 2008 it will no longer be subject to the SEC’s proxy rules.

CB FINANCIAL CORPORATION AND SUBSIDIARY
Management and Bank Personnel

DIRECTORS

John C. Anthony
Partner: Anthony, Moore and Tabb CPA's

Robert E. Kirkland III
Owner/Manager of Barnes Motor & Parts Co., Inc.

Judy A. Muirhead
Owner/ Manager of JAM Properties, JAM Rentals
and JAM Investments

W. Coalter Paxton III
President of Paxton Mini Storages, Inc. and PBS
Storage, Inc. and Manager of Paxton Bonded Warehouse, Inc.

Norman B. Osborn
President and CEO
Cornerstone Bank

Gregory A. Turnage
Owner and President of PLT Construction Inc., PLT Concrete Services, Inc., PLT Utilities, Inc. and
President of T. & H. Electric, Inc.

Rex D. Williams
Chief Financial Officer
Cornerstone Bank

S. Christopher Williford
President and Owner of Southern Piping Company, Inc.

David W. Woodard
Secretary for Cornerstone Bank
Law Partner, Connor, Bunn, Rogerson & Woodard

EXECUTIVE OFFICERS

Norman B. Osborn
President and CEO

G. Brooks Batchelor
Executive Vice President, Sr. Business Development Officer

Robert K. Ladd III
Executive Vice President, Chief Lending Officer

Robert W. Kernodle
Executive Vice President, Chief Information Officer

Dora E. Kicklighter
Chief Operations Officer

Rex D. Williams
Chief Financial Officer

CB FINANCIAL CORPORATION AND SUBSIDIARY
General Corporate Information

Office Location

3710 Nash Street North
Wilson, NC 27896
www.thecornerstonebank.com

Regulatory and Securities Counsel	Stock Transfer Agent
Brooks, Pierce, McLendon	First-Citizens Bank & Trust Company
Humphrey & Leonard, L.L.P.	Corporate Trust Dept.
P. O. Box 26000	100 East Tryon Road
Greensboro, NC 27420	Raleigh, NC 27603

Independent Auditors

Elliott Davis, PLLC
Certified Public Accountants
Post Office Box 760
Galax, VA 24333

Common Stock

The Company had 1,073,145 shares of common stock outstanding which were held by approximately 1,325 holders of record (excluding shares held in street name) as of December 31, 2007. To date, the Company has not paid any cash dividends.

Market for the Common Stock

There is no public trading market for the Company’s common stock. Certain sales have been facilitated by the Company in 2007 and 2006, all of which were, to the knowledge of management, at prices ranging from $17.75 to $20.00 per share. The price paid for the Company’s common stock in the last trade known to management to have occurred during 2007 was $20.00, which trade occurred on December 20, 2007.

Annual Shareholders Meeting

The 2007 Annual Meeting of shareholders of CB Financial Corporation will be held at 10:00 a.m. on May 29, 2008 at Something Different, 3342 Airport Boulevard, Wilson, North Carolina 27896.

This Annual Report serves as the annual financial disclosure statement furnished pursuant to the Federal Deposit Insurance Corporation’s rules and regulations. This statement has not been reviewed or confirmed for accuracy or relevance by the Federal Deposit Insurance Corporation.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY CB FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
May 29, 2008
10:00 a.m.

The undersigned hereby appoints the official proxy committee of CB Financial Corporation (the “Company”) comprised of all of the members of the Board of Directors of the Company, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at Something Different, 3342 Airport Boulevard, Wilson, North Carolina 27896, and at any and all adjournments thereof as follows:

	For	With- hold	For All Except
1. Approval of the election of the following named directors:	☐	☐	☐

Norman B. Osborn, Gregory A. Turnage, and S. Christopher Williford, who will serve as directors of the Company until the 2011 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark “For All Except” and write each of those nominees’ names in the space provided below.

	For	Against	Abstain
2. The ratification of Elliott Davis, LLC as the Company’s independent auditor for the fiscal year ending December 31, 2008.	☐	☐	☐

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING:	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

If a proxy is returned and no instructions are given, the proxy will be voted for each of the proposals. If instructions are given with respect to one but not all proposals, (i) such instructions as are given will be followed, and (ii) the proxy will be voted for any proposal for which no instructions are given. If any other business that falls within the purposes set forth in the Notice of Annual Meeting is presented at the Annual Meeting, this proxy shall be voted in accordance with the proxy committee’s best judgment.

Please be sure to sign and date this Proxy in the box below.	Date
--------- Stockholder sign above -------------- Co-Holder (if any) sign above ------
Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.

CB FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The above signed acknowledges receipt from the Company, prior to the election of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated May 2, 2008.

Please sign exactly as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

PLEASE ACT PROMPTLY
SIGN, DATE, AND MAIL YOUR PROXY CARD TODAY

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY INTERNET, PLEASE READ THE INSTRUCTIONS BELOW.

Stockholders of record have two ways to vote:
1. By mail; or
2. By Internet.

An Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note that Internet votes must be cast on or prior to May 28, 2008. It is not necessary to return this proxy if you vote by Internet. Please note that the last vote received, whether by Internet or by mail, will be the vote counted.

VOTE BY INTERNET
Anytime on or prior to May 28, 2008 go to:
http://www.thecornerstonebank.com/
Click on the link for proxy voting and follow the instructions. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.